As filed with the Securities and Exchange Commission on February 29, 1996

						     Registration No. 33-32620
						     Registration No. 811-5886

		       SECURITIES AND EXCHANGE COMMISSION
			     Washington, D.C. 20549
			 -----------------------------
				   FORM N-1A

	    Registration Statement Under the Securities Act of 1933

			Post-Effective Amendment No. ,   8

				      and

	 Registration Statement Under the Investment Company Act of 1940

				 Amendment No.    9
			  ------------------------------
			     THE SHEFFIELD FUNDS, INC.
		 (Exact name of Registrant as specified in Charter)

			  900 Circle 75 Parkway, Suite 750
			    Atlanta, Georgia 30339-3082
		      (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code:  (770)953-1597
			  -------------------------------
			     Roger A. Sheffield, C.F.A.
			  900 Circle 75 Parkway, Suite 750
			     Atlanta, Georgia 30339-3082

		       (Name and Address for Agent for Service)
			   ------------------------------
				   With a copy to:

			       Louis A. Aguilar, Esq.
				 Kilpatrick & Cody
			  1100 Peachtree Street, Suite 2800
			       Atlanta, Georgia 30309

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

__ immediately upon filing pursuant to paragraph (b)
X  on    March 1, 1996     pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (date) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant hereby registers an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment
Company Act of 1940.    The Registrant will file the Rule 24f-2 Notice for its
fiscal year ended October 31, 1996 on or about December 31, 1996.

			   THE SHEFFIELD FUNDS

	  Cross Reference Sheet between Registration Statement and Form of Prospectus and Statement of Additional Information

Registration Statement                                Prospectus Heading
Item Number and Caption                              or Subheading
-----------------------                              ------------------
Part A.    INFORMATION REQUIRED IN A PROSPECTUS
1.  Cover Page......................................    Cover Page
2.  Synopsis........................................ Prospectus Summary
3.  Condensed Financial Information.................    Condensed Financial
							    Information
4.  General Description of Registrant...............    The Funds and Their
							    Investment Objective
							    and Policies
5.  Management of the Fund..........................    Management and
							    Administration;
							    Miscellaneous
6.  Capital Stock and other Securities..............    Capitalization
7.  Purchase of Securities Being Offered............    How to Purchase Shares;
							    The Distributor; Plans
							    of Distribution
8.  Redemption or Repurchase........................    Redemption of Shares
9.  Legal Proceedings...............................    Not Applicable


Part B. INFORMATION REQUIRED IN A STATEMENT OF        Statement Heading
	ADDITIONAL INFORMATION                        or Subheading

10. Cover Page......................................    Cover Page
11. Table of Contents...............................    Table of Contents
12. General Information and History.................    Prospectus - The Funds
							    and Their Investment
							    Objectives and Policies
13. Investment Objectives and Policies..............    Investment Objectives
							    and Policies;
							    Prospectus - The Funds
							    and Their Investment
							    Objectives and Policies
14. Management of the Registrant....................    Officers and Directors;
							    Prospectus - Management
							    Administration;
							    Prospectus - Officers
							    and Directors
15. Control Persons and Principal Holders of
       Securities...................................    Miscellaneous
16. Investment Advisory and Other Services..........    The Advisory Agreement;
							    The Administration
							    Agreement; Prospectus -
							    Management and
							    Administration
17. Brokerage Allocation............................    Brokerage and Portfolio
							    Transactions
18. Capital Stock and Other Securities..............    Prospectus -
							    Capitalization

19. Purchase, Redemption and Pricing of
       Securities Being Offered.....................    Prospectus - Plan of
							    Distribution;
							    Prospectus - How to
							    Purchase Shares;
							    Prospectus - Redemption
							    of Shares; Prospectus -
							    Valuation of Shares;
							    Distribution of Shares;
							    Distribution and Tax
							    Information; Net Asset
							    Value
20. Tax Status......................................    Distributions and Tax
							    Information
21. Underwriters....................................    The Distributor
22. Calculation of Performance Data.................    Prospectus -
							    Miscellaneous
23. Financial Statements............................    Financial Statements

PROSPECTUS                                                   MARCH 1, 1996

			THE SHEFFIELD FUNDS, INC.


The Sheffield Funds, Inc. (Sheffield) is an open-end, diversified management investment company presently consisting of two separate funds (the "Funds"), each of which represents a separate portfolio of investments. The Funds comprising Sheffield are the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund").

The Total Return Fund seeks a combination of long-term capital appreciation and current income, commonly referred to as total return, by investing in issuers who have, in the aggregate, the prospect for above average growth of earnings and dividends. The Bond Fund's primary investment objective is to seek current income by investing primarily in intermediate-term corporate bonds and notes. The Bond Fund's secondary investment objective is capital appreciation.

The Funds are not appropriate investment vehicles for investors who engage in short-term trading and/or other speculative strategies and styles.

This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information about the Funds (dated March 1,    1996)
    has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request to Alpha-Line Investments, Inc., 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Prospectus Summary............................................2
The Funds' Expenses...........................................4
Condensed Financial Information...............................5
Benefits to Investors.........................................7
The Funds and Their Investment Objectives and Policies........7
     The Total Return Fund....................................7
     The Bond Fund............................................8
     Other Policies Relevant to the Funds.....................9
Management and Administration................................12
     The Investment Adviser..................................13
     The Administrator.......................................13
Officers and Directors.......................................13
The Distributor..............................................14
Plans of Distribution........................................14
Valuation of Shares..........................................15
Distribution and Tax Information.............................16
     Distributions...........................................16
     Federal Taxes...........................................16
     Distribution Reinvestment Plan..........................16
How to Purchase Shares.......................................17
Redemption of Shares.........................................19
Capitalization...............................................22
Stockholders' Reports........................................22
Miscellaneous................................................22
Legal Opinion................................................23







				   SUMMARY
______________________________________________________________________________

			    INVESTMENT OBJECTIVES

The Total Return Fund seeks a combination of long-term capital appreciation and current income, commonly referred to as total return, by investing in issuers who have, in the aggregate, the prospect for above average growth of earnings and dividends. The Fund may also invest up to 25% of its assets in convertible securities (e.g., securities convertible into equity securities including debt securities and preferred stock). Up to 10% of the Total Return Fund's portfolio may be invested in convertible securities rated BB by Standard & Poor's or Ba by Moody's. See "The Funds and Their Investment Objectives and Policies."

The Bond Fund's primary investment objective is to seek current income by investing primarily in intermediate-term corporate bonds and notes. The Bond Fund's secondary investment objective is capital appreciation. During normal market conditions, the Bond Fund will invest at least 65% of its assets in bonds and notes. The Bond Fund may also invest up to 10% of its assets in shorter-term obligations. The average dollar weighted maturity of the Bond Fund's portfolio will be in the three to seven-year range. The Bond Fund will invest in debt issues rated in Standard & Poor's or Moody's top four rating categories for credit and safety purposes. The Bond Fund may also invest up to 25% of the Bond Fund's assets in equity securities and/or securities convertible into equity securities. Up to 10% of the Bond Fund's portfolio may be invested in convertible securities rated BB by Standard & Poor's or Ba by Moody's. See "The Funds and Their Investment Objectives and Policies."

Risk Factors. The Funds may invest up to 10% of their assets in foreign securities and American Depository Receipts of foreign companies. For certain investment and risk considerations associated with these investments, see "Other Policies Relevant to the Funds - The Funds' Investments in Foreign Securities." The Funds may also engage in purchasing and selling (writing) put options and covered call options on specific securities, purchasing and selling put and call options on stock indexes and purchasing and selling financial futures contracts. For certain investment considerations and risks associated with these activities, see "Other Policies Relevant to the Funds - Options and Financial Futures."

Since investment in securities involves potential gain or loss, there is no assurance that the Funds will attain their stated investment objectives.

______________________________________________________________________________

			 MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER. Sheffield Investment Management, Inc. serves as investment adviser to the Funds and is compensated for its services at an annual rate equal to 1.00% of each Fund's average net assets up to $50 million; 0.75% of each Fund's average net assets in excess of $50 million but not more than $100 million; and 0.60% of each Fund's average net assets in excess of $100 million. The portions of the advisory fee which are equal to or higher than 0.75% of the average net assets of each Fund are higher than those charged by investment advisers to similar funds. Since April 1, 1993, the Adviser has been compensated at a rate of .75% of average assets for the Bond Fund, representing a voluntary waiver of advisory fees of .25% of average net assets. The Adviser and its predecessors have been continually registered under the Investment Advisers Act of 1940 since 1975. In addition to the Funds, the


Adviser has and continues to manage client funds on both a discretionary and non-discretionary basis. See "Management and Administration."

ADMINISTRATOR. Sheffield Investment Management, Inc. also provides the Funds with administration services which include determining and calculating each Fund's net asset value; overseeing maintenance of books and records of each Fund required by the Investment Company Act of 1940 and preparing financial information for each Fund's proxy statements and semi-annual and annual reports to stockholders. The Administration Agreement provides that, as compensation for its administration services, Sheffield Investment Management, Inc. may receive from each Fund a monthly fee at an annual rate of the greater of either (i) 0.15% of each Fund's average net assets, or (ii) a fee based on its reasonable cost of performing its services, provided, however, that such cost may not exceed $48,000 per Fund. See "Management and Administration."
_____________________________________________________________________________

			    HOW TO PURCHASE SHARES

Alpha-Line Investments, Inc. serves as the principal underwriter and distributor of shares of the Funds. Shares of the Funds may be purchased from Alpha-Line at the next determined net asset value following receipt by the Funds' transfer agent of a proper Account Application Form, and receipt by the Funds' custodian of your investment. The minimum initial purchase for either or both Funds must be equal to or greater than $100,000. The minimum investment in either Fund is $5,000. You will be given credit toward the minimum purchase requirement for amounts which you have invested in any of the Funds. There are no charges on purchases of the Funds' shares. See "How to Purchase Shares."
_____________________________________________________________________________

			     REDEMPTIONS AND EXCHANGES

You may withdraw any portion of the funds in your account by redeeming shares at any time. You may only initiate a redemption request by notifying the Funds' transfer agent in writing. The amount paid upon redemption will be the net asset value per share next determined after the transfer agent has received all required documents in good order. Payment will be made within seven days thereafter. Stockholders of either Fund may also exchange shares of their respective Fund for shares of the other Fund by complying with the requirements for redemptions. There is no charge in connection with the redemption or exchange of shares. See "Redemption of Shares."
_____________________________________________________________________________

			     DIVIDENDS AND DISTRIBUTIONS

It is the Funds' intention to distribute to stockholders each Fund's net investment income and net realized capital gain, if any. The Total Return Fund will make annual distributions of its net investment income and its net realized capital gain. The Bond Fund will make quarterly distributions of its net investment income on a calendar quarter basis and an annual distribution of its net realized capital gain. All distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund pursuant to such Fund's Distribution Reinvestment Plan unless a stockholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in cash.



-------------------------------------------------------------------------------
THE FUNDS' EXPENSES

The following tables provide information concerning expenses for stockholder transactions and annual operating expenses of the Funds. Expenses shown are
actual for the year ended October 31,    1995.     The purpose of these tables
is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Funds. For a more detailed description of such costs and expenses, see "Management and Administration," "Plans of Distribution," and "Miscellaneous."

	Shareholder Transaction Expenses
	Sales Load Imposed on Purchases.........................        None
	Sales Load Imposed on Reinvested Dividends..............        None
	Redemption Fees.........................................        None
	Exchange Fees...........................................        None


Annual Fund Operating Expenses
(as a percentage of average net assets)
				    Total Return     Intermediate Term
					Fund              Bond Fund
                                    ------------     ------------------
Investment Advisory Fees                1.00%*               .75%*
12b-1 Fees                               .04%**              .07%**
Other Operating Expenses                 .56%                .96%
					-----               -----
    Total Operating Expenses            1.60%***            1.78%***
					=====               =====
____________________

* The Investment Advisory Agreement provides that investment advisory fees on an annual basis are equal to 1.00% of the average net asset value of net assets up to $50 million; 0.75% of the average net asset value of net assets in excess of $50 million but not more than $100 million; and 0.60% of the average net asset value of net assets in excess of $100
million.    Since April 1, 1993, the Adviser has been voluntarily waiving
 .25% of its Advisory fee to the Bond Fund.

**      Each Fund has adopted a plan of distribution which provides that each
Fund may incur certain distribution and maintenance fees which may not exceed a maximum amount equal to 0.0625% of the applicable Fund's average daily net assets for a fiscal quarter (approximately .25% annually).

***     If the maximum 12b-1 expenses had been incurred during the period and the voluntary waiver of .25% of the Bond Fund's advisory fee had not
been in effect, total operating expenses would have been    1.81%, and
2.21%,     respectively.


   The following example illustrates the expenses that you would incur on a $1,000 investment over various time periods, assuming an operating expense ratio of 1.60% for the Total Return Fund and 1.78% for the Bond Fund, a 5% annual rate of return and redemption at the end of each period.

			  1 Year   3 Years   5 Years   10 Years
			  ------   -------   -------   --------
Total Return Fund           $16       $50      $87       $190
Bond Fund                   $18       $56      $96       $209

THE 5% RATE OF RETURN IS HYPOTHETICAL, AND THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


-----------------------------------------------------------------------------
		      CONDENSED FINANCIAL INFORMATION

The Funds' annual report to shareholders contains further information about the performance of the Funds, and is separately available without charge. The following financial highlights were part of the Funds' financial statements which have been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants.

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

							TOTAL RETURN FUND
							-----------------

						      Year ended October 31,
						      ----------------------
					    1995       1994       1993       1992       1991       1990*
					  ---------------------------------------------------------------
Net asset value, beginning of period         $11.53    $12.71      $12.30    $11.82      $ 8.48    $10.00
					     ------     ------     ------     ------     ------     ------
Income from investment operations:
  Net investment income                         .11       .10         .12       .09         .09       .11
  Net gains (losses) on securities (both
    realized and unrealized)                   1.68      (.38)       1.75       .47        3.37     (1.63)
					     ------     -------    ------     ------     ------     -------
  Total from investment operations             1.79      (.28)       1.87       .56        3.46     (1.52)
					     ------     -------    ------     ------     ------     -------

Less Distributions:
  Dividends (from net investment income)       (.12)     (.11)       (.12)     (.08)       (.12)      ---
  Distributions (from capital gains)           (.34)     (.79)      (1.34)      ---         ---       ---
					     -------    -------    -------    -------    -------     -------
Total distributions                            (.46)     (.90)      (1.46)     (.08)       (.12)     (---)
					    -------    -------    -------    -------    -------     -------

Net Asset Value, end of period               $12.86     $11.53     $12.71     $12.30     $11.82      $8.48
					    =======     =======    =======    =======    =======     ======


Total return                                 16.33%     -2.31%     16.59%     4.79%      41.26%      -15.20%X
Ratios/supplemental data
Net assets, end of period (000's)            $21,565    $18,185    $27,504    $19,380    $16,232     $10,756
Ratio of expenses to average net assets      1.60%      1.50%      1.47%      1.66%      1.86%       1.28%X+
Ratio of net investment income to average
  net assets                                 .90%       .83%       1.0%       .82%       .90%        1.13%X
Portfolio turnover rate                      55.16%     51.25%     100.28%    119.87%    65.48%      61.26%

* Results are for the seven-month period from April 2, 1990 (inception) through October 31, 1990. Per share data has been adjusted retroactively for the 10 for 1 stock split paid May 25, 1990.

X Not annualized.

+ Without the waiver of administration fees, the ratios of expenses to average net assets for the Total Return Fund would have been 1.37% in 1990.



-------------------------------------------------------------------------------
			  CONDENSED FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

						   INTERMEDIATE TERM BOND FUND
						   ---------------------------

						       Year ended October 31,
						       ----------------------
					      1995       1994       1993       1992       1991       1990*
					      ---------------------------------------------------------------
Net asset value, beginning of period          $9.06      $10.14     $ 9.98     $ 9.81     $ 9.23     $10.00
					      -------    -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income                         .53          .48       .52        .58        .59        .36
  Net gains (losses) on securities (both
   realized and unrealized                      .60        (.71)       .32        .17        .70      (1.00)
					      -------     -------   -------    -------    -------     ------
  Total from investment operations             1.13        (.23)       .84        .75       1.29       (.64)
					      -------     -------   -------    -------    -------     ------

Less Distributions:
  Dividends (from net investment income)       (.57)       (.45)      (.58)      (.58)      (.71)      (.13)
  Distributions (from capital gains)           (.03)       (.40)      (.10)       ---        ---        ---
					      -------     -------   --------   -------    -------      ------
Total distributions                            (.60)       (.85)      (.68)      (.58)      (.71)      (.13)
					      -------     -------   --------   -------    --------     ------

Net Asset Value, end of period                $ 9.59     $ 9.06     $10.14     $ 9.98     $ 9.81     $9.23
					      =======    =======    ======     =======    =======    ======


Total return                                  12.89%      -2.42%    8.73%      7.78%      14.47%      -6.43%X
Ratios/supplemental data
  Net assets, end of period (000's)           $7,734      $9,284    $7,698     $11,973    $9,874      $8,337
  Ratio of expenses to average net assets     1.78%+      2.08%+    2.04%+     1.91%      2.30%       1.54%X+
  Ratio of net investment income to average
    net assets                                5.61%       5.01%     5.19%      5.87%      6.20%       3.66%X
  Portfolio turnover rate                     34.99%      30.38%    21.70%     59.54%     48.57%      24.71%

* Results are for the seven-month period from April 2, 1990 (inception) through October 31, 1990. Per share data has been adjusted retroactively for the 10 for 1 stock split paid May 25, 1990.

X  Not annualized.

+    Without the waiver of advisory or administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.03%, 2.34%, 2.17%, and 1.67% for the years 1995, 1994, 1993, and
1990, respectively.

------------------------------------------------------------------------------
			      BENEFITS TO INVESTORS

The Funds offer several important benefits to investors:

* Professionally managed portfolios of securities, providing investment diversification that is otherwise beyond the means of many individual investors.
* A convenient way to invest without the administrative and recordkeeping burdens normally associated with the direct ownership of securities.
* Investment liquidity through convenient purchase and redemption procedures.
* Consolidated year-end tax information.
* Enhanced ability to engage in asset allocation activities quickly and without transaction charges.

-----------------------------------------------------------------------------
	  THE FUNDS AND THEIR INVESTMENT OBJECTIVES AND POLICIES

The Sheffield Funds, Inc. ("Sheffield") is a diversified open-end, management investment company consisting of two separate portfolios (the "Funds"), each of which represents a separate portfolio of investments. The Funds presently comprising Sheffield are the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund").

The Total Return Fund seeks a combination of long-term capital appreciation and current income, commonly referred to as total return, by investing primarily in issuers who have, in the aggregate, the prospect for above average growth of earnings and dividends. The Bond Fund's primary investment objective is to seek current income by investing primarily in intermediate-term corporate bonds and notes. The Bond Fund's secondary investment objective is capital appreciation.

An investment in the Funds cannot be considered a complete investment program. Different investors may have different investment needs depending on their financial resources and investment goals and objectives. The Funds are not appropriate investment vehicles for investors who engage in short-term trading and/or other speculative strategies and styles.

Sheffield was organized on November 21, 1989 under the laws of the State of Maryland.

THE TOTAL RETURN FUND

The investment objective of the Total Return Fund is to achieve a combination of long-term capital appreciation and current income, commonly referred to as total return, from issuers which have, in the aggregate, the prospect for above average growth of earnings and dividends. Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages.

The equity securities in which the Total Return Fund may invest will generally be publicly traded either on a national securities exchange, such as the New York or American Stock Exchanges, or over-the-counter. The Fund has established

the following minimum investment standards which will generally apply with respect to the issuers of the equity securities in which it may invest:

	 1.  Must have at least one year of trading history.
	 2.  Must have been profitable in at least one of the past three years.
	 3.  Must have a minimum market capitalization of $100 million.

Most typically the equity securities chosen for the Total Return Fund will have a record of paying an increasing stream of cash dividends over time. The Total Return Fund may also invest in equity securities of issuers not having a record of paying cash dividends if the Adviser believes that such securities have unusually attractive long-term capital appreciation potential.

As a matter of fundamental investment philosophy, the Total Return Fund and the Adviser believe that the Total Return Fund's total return objective (i.e., combining long-term capital appreciation and current income) will be maximized by placing primary emphasis in equity securities. The adviser believes that equity securities have consistently provided long-term investors with higher total returns, than, for example, corporate bonds and government securities. However, the total return realized by the Total Return Fund over any relatively short period of time (i.e., less than five years) may or may not be as high as that of funds not placing primary emphasis on equity securities. For example, funds having the ability to invest all or a large part of their assets in fixed income securities or money market instruments during relatively short periods may provide higher returns than funds placing primary emphasis on equity securities during those periods.

In addition to equity securities, the Total Return Fund may invest up to 25% of its assets in convertible securities and engage in other financial instruments described under "Other Policies Relevant to the Funds."

THE BOND FUND

The Bond Fund's primary investment objective is to seek current income by investing primarily in intermediate-term bonds and notes. The Bond Fund will seek to achieve its current income investment objective by investing in a variety of fixed income instruments including corporate bonds and notes, U.S. Government securities, commercial paper, repurchase agreements and other short-term obligations and money market instruments. During normal market conditions, the Bond Fund will invest at least 65% of its total assets in bonds and notes. The Bond Fund may also invest up to 10% of its assets in shorter-term obligations with maturities of one year or less.

The Bond Fund's secondary investment objective is capital appreciation. The Fund will seek to achieve capital appreciation by investing up to 25% of the Fund's assets in common stock and/or securities convertible into equity securities. Such equity securities may include American Depository Receipts of foreign corporations traded on domestic exchanges.

The Fund will, except with respect to convertible securities, invest in debt securities rated in Standard & Poor's or Moody's top four categories for credit and safety purposes or non-rated issues if, in the opinion of the Adviser, such issues are of a quality at least equal to a rating in the top four categories. This will limit the Bond Fund's investment risk on its debt securities since it may not invest in nonconvertible securities rated lower than BBB by Standard & Poor's or Baa by Moody's at the time of the acquisition. Should the rating of any debt issue decline after purchase below Standard & Poor's or Moody's top four ratings, the Fund and the Adviser will reconsider the advisability of continuing to hold such debt issue. Although generally considered "investment grade" securities suitable for inclusion in virtually all fiduciary type accounts, debt securities rated BBB by Standard & Poor's and Baa by Moody's may have speculative characteristics. Under normal circumstances, debt securities rated BBB and Baa are generally regarded as having adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a

weakened capacity to pay interest and repay principal than debt securities in higher rated categories. Investors should note that a rating is not a recommendation to purchase, sell or hold a security. Although a credit rating evaluates the risk of default with respect to the timely payment of principal or interest of a particular issue, it does not evaluate its market risk due to interest rate movements. For additional information about investment considerations associated with debt securities and for a discussion of Standard & Poor's and Moody's ratings, see the Statement of Additional Information "Investment Objectives and Policies--Debt Securities" and
Appendix A, respectively.

The average dollar weighted maturity of the Bond Fund's portfolio will be in the three-to seven-year range. Investors should be aware that longer-term bonds react with greater volatility to interest rate changes. Thus, while the current yield on longer-term securities may be higher than the current yield of intermediate-term issues at a given point in time, the volatility of the principal value of the longer-term maturity issue over time may negate that interest rate differential. The Adviser believes that with its intermediate-term weighted average maturity structure, the Bond Fund will experience less volatility than a portfolio having a longer average maturity.

In addition to debt securities, the Bond Fund may engage in other financial instruments described under "Other Policies Relevant to The Funds."

OTHER POLICIES RELEVANT TO THE FUNDS

OPTIONS AND FINANCIAL FUTURES. The Funds may engage in options and financial futures transactions. Each Fund's option activity (excluding writing covered calls) will be limited such that the value of the securities underlying the options will not exceed 15% of the Fund's total assets. The Funds will limit their writing of covered calls to securities which do not constitute more than 25% of the Fund's total assets. The Funds may enter into financial futures contracts (stock index futures in the Total Return Fund and futures on debt instruments in the Bond Fund) provided that the aggregate margin requirement does not exceed 5% of each Fund's total assets, and the aggregate value of the
futures contract does not exceed    25%     of the respective Fund's total
assets.

The Funds may purchase financial futures contracts and the Total Return Fund may purchase call options on stock indexes to enable the Funds to maintain their general philosophy of being fully invested during times in which the Funds have excess cash or require liquidity to meet redemption requests. Financial futures provide the additional advantage of minimum disruption to the remaining portfolio to meet redemption requirements and may result in lower trading costs. The Funds will not enter into purchases of options or futures for the purpose of leveraging the portfolios.

As a means to reduce market risk during times when the Adviser believes the markets to be experiencing increased volatility, the Funds may sell futures contracts or purchase puts on market indexes or other appropriate financial instruments. Since the Funds normally seek to be fully invested, this activity would be infrequent. The Funds may, as a matter of course, enter into the sale of a futures contract in order to close an outstanding long position in the same contract.

The Funds may also engage in selling (writing) covered calls on a portion of their portfolios for the purpose of earning additional return. If a Fund has written a covered call option on a security, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written.

There are several risks in connection with the use of options and financial futures including: (1) an imperfect correlation between the change in the market value of the Funds' portfolio securities and the prices of financial futures contracts and options; (2) the lack of assurance that a liquid market will exist and the resulting inability to close a futures or option

position when desired; and (3) the possibility that markets will not continue to become more over-or undervalued after the Fund takes a position in options futures contracts, and that the Funds may, therefore, incur losses. For additional information regarding the Funds' investments in options and financial futures, see Statement of Additional Information "Investment Objectives and Policies--Options and Financial Futures."

POLICY AND RATIONALE OF THE FUNDS REGARDING CONVERTIBLE SECURITIES. Both Funds are authorized to invest up to 25% of their respective net assets in convertible securities.

The Funds may invest in a diversified portfolio of convertible securities of United States companies that issue securities both in the United States and abroad. These convertible securities may include convertible preferred stock, convertible bonds, bonds with attached warrants, Eurodollar convertible securities or other similar securities that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

Convertible securities are considered by the Adviser to be an attractive investment vehicle for the Funds because they combine the benefits of
(1) higher current income than common stock generally provides, and (2) the possibility of profiting from appreciation in the value of the underlying equity security thereby increasing their total return over non-convertible bonds.

Investors should be aware, however, that, as with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, generally the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as their underlying stock. When the underlying common stock is experiencing a decline, the value of convertible securities tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value." The bonds, however, may not experience the same level of decline as the underlying common stock. Furthermore, as a result of the conversion feature, the interest rate or dividend preference on convertible securities is generally less than would be the case if the securities were not convertible.

Both Funds may invest up to 10% of their assets in convertible debt securities rated BB by Standard & Poor's or Ba by Moody's or non-rated issues if, in the opinion of the Adviser, such securities are of a quality at least equal to a rating of BB by Standard & Poor's or Ba by Moody's. Securities rated BB by Standard & Poor's are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms. Although debt securities rated BB by Standard & Poor's will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba by Moody's are also of poorer quality and may be speculative investments; their ability to pay interest and principal cannot be considered as well assured. With respect to investments in unrated convertible debt securities, the Funds will be more reliant on the Adviser's judgment and experience than would be the case if the Fund invested solely in rated obligations.

Convertible securities may be subject to optional or mandatory call or redemption provisions enabling the issuer to redeem or buy back the security from a Fund for a variety of reasons depending on the terms of the particular convertible security. To the extent a convertible security is called or redeemed by the issuer, a Fund may be limited in its ability to realize capital appreciation on that particular convertible security.

Convertible securities normally sell at a premium to their conversion value. This premium may expand or contract depending upon either conditions unique to the particular underlying common stock or movements in securities markets in general.

For additional information regarding the Fund's investment in convertible securities, see Statement of Additional Information "Investment Objectives and Policies--Policy and Rationale of the Funds Regarding Convertible Securities."

THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES. The Adviser may invest up to 10% of the Total Return Fund's assets in dollar denominated foreign securities and American Depository Receipts ("ADRs") of foreign companies. ADRs are certificates representing ownership in foreign securities and are issued by a bank which holds the underlying foreign securities in custody. Similarly, up to 10% of the Bond Fund's assets may be invested in dollar and/or foreign denominated foreign securities provided they are rated A or better by Standard & Poor's or Moody's at the time of acquisition. Should the ratings of any foreign bond decline to a level below A, the Fund will endeavor to dispose of that asset at the time it becomes aware of the downgrading. Through investment in foreign securities, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Adviser believes that it may be possible to obtain appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification may be gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends. The foreign securities purchased will be publicly traded either on a national securities exchange or over-the-counter.

Investing in foreign securities involves the following risks not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds. See Statement of Additional Information "Investment Objectives and Policies--Investment in Foreign Securities."

PORTFOLIO TURNOVER. The Adviser does not intend to trade securities for short-term profits. The Adviser believes that under normal market conditions portfolio turnover should be less than 100% per year for the Total Return Fund and less than 50% for the Bond Fund. "Portfolio turnover" results from a change of the securities held by a Fund. A turnover rate of 100% would indicate that all of the securities of the Fund were replaced within one year. Portfolio turnover involves expense to the Fund in the form of brokerage commissions and other transactions costs.

INVESTMENT RESTRICTIONS. In addition to the investment policies described in this prospectus, the Funds' investment activities are subject to further restrictions which are described in the Statement of Additional Information under "Investment Objectives and Policies--Investment Restrictions."

GENERAL. The Funds should not be relied upon for short-term financial needs nor are they meant to be vehicles for playing short-term fluctuations in the interest rate cycle or short-term swings in the stock market. For temporary defensive purposes, the Funds may invest in short-term debt instruments or cash. The Total Return Fund will normally keep less than 2% of its assets in short-term fixed income securities for general liquidity purposes. Both Funds' net asset values will fluctuate based upon market conditions. (See "Valuation of Shares.") The Funds cannot guarantee that they will meet their investment objectives. For additional information regarding the Funds' investment objectives see the Statement of Additional Information under "Investment Objectives and Policies."

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			  MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER

Pursuant to an Investment Advisory Agreement, Sheffield Investment Management, Inc. (the "Adviser") manages the investment and reinvestment of each Fund's assets and continuously reviews, supervises and administers each Fund's investment program. The Adviser also determines, in its discretion, the securities to be purchased or sold, subject to the ultimate supervision and direction of Sheffield's Board of Directors. Pursuant to the Investment Advisory Agreement, the Adviser will, at its own expense and at Sheffield's request, provide the foregoing services and the office space, furnishings and equipment, and the personnel as may be reasonably required in the judgment of the Board of Directors to perform such services.

As compensation for its investment management services, the Adviser receives from Sheffield an advisory fee which is computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the applicable Fund. On an annual basis the advisory fee as to each Fund is equal to 1.00% of the average net asset value of net assets up to $50 million; 0.75% of the average net asset value of net assets in excess of $50 million but not more than $100 million; and 0.60% of the average net asset value of net assets in excess of $100 million. Since April 1, 1993, the Adviser has been compensated at a rate of .75% of average assets for the Bond Fund, representing a voluntary waiver of advisory fees of .25% of average net assets. The portions of the advisory fee which are equal to or higher than 0.75% of the average net assets of each Fund are higher than those charged by investment advisers to similar funds.

The Adviser has agreed that, if in any fiscal year the aggregate expenses of any of the Funds (including investment management, administration, advisory and distribution fees, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over any of the Funds, it will reimburse such Fund for the excess expense to the extent required by state law. An expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. To the extent that any of the Funds are reimbursed for excess expenses, such reimbursement will lower the Fund's overall expense ratio. See Statement of Additional Information-- "The Advisory Agreement."

The Adviser and its predecessors have been continually registered under the Investment Advisers Act of 1940, as amended, since 1975. In addition to the Funds, the Adviser has and continues to manage client funds on both a discretionary and non-discretionary basis.

The Adviser also provides personal asset allocation planning and other investment counseling services for individuals and corporations for a separate fee. The Adviser's counseling services consist of advising clients on how to diversify their portfolios in order to reduce portfolio risk, take better advantage of opportunities in the investment marketplace and satisfy their own unique investment goals and objectives.

Pursuant to the Investment Advisory Agreement, the Adviser has granted to Sheffield the right to use the name "Sheffield" in its name. The Adviser has reserved the right, however, upon 30-days' written notice, to terminate the right to such use should the Adviser no longer serve as investment adviser to the Funds or should the Advisory Agreement be terminated. Under those circumstances, the Adviser has also reserved the right to grant the right to use the name "Sheffield" to another investment company, business or other enterprise.

The Adviser is controlled by Roger A. Sheffield, C.F.A., the President, and Chairman of the Board of Directors of Sheffield. Mr. Sheffield is primarily responsible for the day-to-day management of the Funds' portfolio.

THE ADMINISTRATOR

Pursuant to an Administration Agreement, Sheffield Investment Management, Inc., the Funds' adviser (hereinafter sometimes also referred to as the "Administrator"), provides the following administration services: determining and calculating each Fund's net asset value, as described herein (see "Valuation of Shares"); overseeing maintenance of books and records of each Fund required by the 1940 Act; overseeing the preparation of each Fund's federal, state and local tax returns; preparing financial information for each Fund's proxy statements and semi-annual and annual reports to stockholders; preparing each Fund's periodic financial reports to the Securities and Exchange Commission; and responding to stockholder inquiries relating to each Fund. As compensation for its administrative services, the Administrator receives from each Fund a monthly fee at an annual rate of the greater of either (i) 0.15% of each Fund's average net assets, or (ii) a fee based on the Administrator's reasonable cost of performing its services under the Administration Agreement provided that such costs may not exceed $48,000 per Fund.

The Administrator shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Administration Agreement except a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its duties under, such Agreement. The Administrator will bear all expenses incurred in connection with its duties under the Administration Agreement. The services of the Administrator to Sheffield and each Fund are not deemed to be exclusive, and nothing in the Administration Agreement prevents the Administrator, or any affiliate thereof, from providing similar services to other investment companies and other clients or from engaging in other activities.

The Administration Agreement may be terminated by either party at any time without penalty, upon 60-days written notice.

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			  OFFICERS AND DIRECTORS

Listed below are the Directors and executive officers of Sheffield with their principal occupations during the past five years. Each person whose name and title is followed by an asterisk is an interested person of Sheffield within the meaning of the Investment Company Act of 1940, as amended.

ROGER A. SHEFFIELD, C.F.A., CHAIRMAN OF THE BOARD AND PRESIDENT*
Mr. Sheffield, who is    49     years old, has been Chairman of the Board and
President of Sheffield since its inception. Mr. Sheffield is also President of the Adviser and Alpha-Line Investments, Inc., the Funds' Distributor, positions he has held since 1979 and 1986, respectively. Mr. Sheffield's address is 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

VICTOR L. ANDREWS, DIRECTOR
   Dr. Andrews, who is 65 years old, is the Chairman of the CFO Roundtable and Director of the Center for the Study of Regulated Industry at Georgia State University, Atlanta, Georgia. He is Professor Emeritus of the College of Business Administration and Chairman Emeritus of the Department of Finance at Georgia State University. He is a former member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr.
Andrews is also a director of the following investment companies: INVESCO funds, Treasurer's Series of funds, and the Southeastern Thrift and Bank Fund. He is a principal in Andrews Financial Associates, Inc., a firm specializing in financial consulting. Dr.

Andrews is a member of the Advisory Board of FUND DIRECTION, a newsletter published for mutual fund directors and trustess. Dr. Andrews resides in Atlanta, Georgia.

J. COLEMAN BUDD, DIRECTOR
Mr. Budd, who is    68     years old, is retired. From September, 1958 through
December, 1987, Mr. Budd was employed by The Robinson Humphrey Company and, upon his retirement, was Executive Vice President and a member of Robinson-Humphrey's Executive Committee and Board of Directors. Mr. Budd has served in various capacities with the Securities Industry Association, including governor and member of the Association's Executive Committee.
Mr. Budd has also served as National Chairman of the National Association of Securities Dealers, Inc.'s ("NASD") Board of Governors and as Chairman and member of diverse NASD committees. Mr. Budd has also served two terms as Governor of the Midwest Stock Exchange and has been a member of, among others, the Advisory Committees of both the New York and American Stock Exchanges.
   Mr. Budd is on the Board of the Carter Center. He is also on the Board of
Wesley Woods, Inc.      Mr. Budd's address is 39 Habersham Park, N.W.,
Atlanta, Georgia 30305.

JOHN B. ROFRANO, DIRECTOR
Mr. Rofrano, who is    52     years old, is Vice President and portfolio
manager of INVESCO Capital Management, Inc. He was a director of INVESCO Services, Inc. from 1984 to 1994, and President of Variable Investors Series Trust from 1992 to 1994. Mr. Rofrano has previously served as President and director of EBI Funds, Inc., EBI Series Trust, EBI Cash Management Fund,
Inc., INVESCO Institutional Series Trust and Dolphin Equity Fund. Mr.
Rofrano's address is 1315 Peachtree Street, N.E., Suite 500, Atlanta, GA 30309.

CAROLINE L. SCOTT, C.F.A., C.P.A., SECRETARY AND TREASURER*
Ms. Scott, who is    37     years old, has been the Secretary and Treasurer of
Sheffield since February, 1991. Ms. Scott also has been the Chief Financial Officer of the Adviser since August, 1990. Previously, she was employed as a manager by Coopers & Lybrand, Certified Public Accountants. Ms. Scott's address is 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

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			    THE DISTRIBUTOR

Alpha-Line Investments, Inc., the Distributor, a Georgia corporation, is the principal underwriter of the Funds under an amended and restated Distribution Agreement dated February 27, 1992 (the "Distribution Agreement"). All of the Distributor's outstanding shares of voting stock are owned by Roger
A. Sheffield, C.F.A. The Distributor acts as agent upon the receipt of orders from investors. The Distributor will be reimbursed by each Fund for the expenses incurred by the Distributor in connection with the sale of each Fund's shares in accordance with the Distribution Agreement and pursuant to each Fund's Plan of Distribution promulgated under Rule 12b-1 of the 1940 Act, each of which is described under "Plans of Distribution" herein and in the Statement of Additional Information under "Distribution of Shares." The Distributor's principal office is located at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

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			  PLANS OF DISTRIBUTION

Rule 12b-1 under the 1940 Act permits investment companies to use their assets to bear expenses of distributing their shares if they comply with various conditions. Pursuant to Rule 12b-1, each Fund has adopted a plan of distribution which provides that each Fund may incur certain distribution and maintenance fees which may not exceed a maximum amount equal to 0.0625% of the applicable Fund's average daily net assets for a fiscal quarter. This is approximately equivalent to a maximum annual amount equal to 0.25% of the applicable Fund's average daily net assets.

Each Fund's plan of distribution provides that the applicable Fund may, subject to the annual 0.25% limitation described above, pay the Distributor for any and all expenses incurred by the Distributor in connection with the offer and sale of shares of the Funds, including but not limited to (1) commissions not to exceed 4% of the total price paid to either Fund as may be paid by the Distributor to broker-dealers other than the Distributor for the sale of Fund shares made by or through such other broker-dealers; (2) fees of up to 0.25% per annum of the average net asset value of the shares sold by, or in respect of services which are provided by the Distributor, broker-dealers or others and which remain outstanding on the books of the applicable Fund for specified periods for distribution, maintenance, service, support and/or other similar service or services; (3) finders' or referral fees as may be paid by the Distributor to persons referring new investors to the applicable Fund; (4) costs and expenses incurred in connection with the preparation, printing and distribution of each Fund's prospectuses, statements of additional information and sales literature; and (5) expenses incurred in connection with the sale and distribution of the applicable Fund's shares, including capital or other expenses of equipment, rent, salaries and other overhead. In addition, each plan provides that the applicable Fund may pay, subject to the annual 0.25% limitation, such other distribution costs as the Directors may from time to time specify.

Each Fund's plan of distribution provides also that the Adviser is authorized to use its advisory fee revenue, past profits or other resources, without limitation, to pay for any appropriate distribution-related activity reasonably intended to result in the offer and sale of shares of each Fund. Each plan of distribution provides that, should the use by the Adviser of its own resources, without limitation, to pay for such distribution-related expenses be deemed to be an indirect financing of distribution activity by any of the Funds, such payments are specifically authorized.

It is expected that each plan's limit on quarterly expenditures (i.e., 0.0625% of average daily net assets) will be reached from time to time. To the extent that this occurs, the Funds will not be able to pay the Distributor on a current basis all of the expenses, commissions, finders' or referral fees and maintenance fees payable to the Distributor from the offer and sale of the Funds' shares. In such event the Distributor intends, although it is not obligated to do so, to continue to offer shares of the Funds and to continue to pay distribution expenses, and service and maintenance fees. The Distributor intends to seek payment from each respective Fund of the applicable unpaid distribution expenses, without any interest thereon, at such times as the particular plan's annual expenditures limit has not otherwise been reached. If the Funds' plans of distribution are terminated, however, the Funds will not be liable for any unpaid expenses.

For additional information concerning each Fund's plan of distribution, see Statement of Additional Information under "Distribution of Shares."

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			    VALUATION OF SHARES

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading as of 4:00 p.m. New York time. The net asset value per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities, by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by Sheffield's Board of Directors. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of Sheffield's Board of Directors. Securities with maturities of sixty (60) days or less are valued at amortized cost. See Statement of Additional Information under "Net Asset Value."

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			DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

It is the Funds' intention to distribute to stockholders each Fund's net investment income and net realized capital gain, if any. The Total Return Fund will make annual distributions of its net investment income and its net realized capital gain. The Bond Fund will make quarterly distributions of its net investment income on a calendar-quarter basis and an annual distribution of its net realized capital gain. All such distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund pursuant to such Fund's Distribution Reinvestment Plan unless a stockholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in cash. (See "Distribution Reinvestment Plan.")

FEDERAL TAXES

Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a regulated investment company, it will not be subject to federal income taxes to the extent that it distributes its net investment income and net realized capital gain.

With respect to a stockholder that is exempt from federal income taxation under Section 401(a) or 501(a) of the Code, the distributions made by a Fund will not constitute unrelated business taxable income (i.e., taxable income derived by a tax-exempt entity from any unrelated trade or business regularly carried on by it) and thus will not be taxable. Under Section 512(b)(1) of the Code, dividends are expressly excluded from unrelated taxable income. Consequently, a tax-exempt stockholder will not incur any federal income tax liability as a result of participation in a Fund.

With respect to a stockholder that is not exempt from federal income taxation, all distributions from a Fund, whether received in cash or in additional shares of a Fund, will be taxable and must be reported by the stockholder in its federal income tax return. Information concerning the status of a Fund's distribution for federal income tax purposes will be mailed to stockholders annually. Such distributions may be subject to state and local taxes.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect, and is qualified in its entirety by reference thereto. The Code and these regulations are subject to change by legislative or administrative action. For further discussion of the tax consequences of becoming a stockholder in any of the Funds, see Statement of Additional Information under "Tax Information."

DISTRIBUTION REINVESTMENT PLAN

For the convenience of the stockholders and to permit stockholders to increase their stockholdings in the Funds in which they have invested, Sheffield Investment Management, Inc., the Funds' Adviser (hereinafter sometimes also referred to as the "Transfer Agent"), acting as the Funds' transfer agent pursuant to a Transfer Agency Agreement dated February 6, 1990, is automatically appointed by the investors to receive all dividends and capital gains distributions of the respective Funds and on the payment date to reinvest them in shares (or fractions thereof) of the Fund making such distribution at the net asset value per share next determined.

Stockholders may, however, elect not to enter into or to terminate at any time without penalty their participation in the Distribution Reinvestment Plan by notifying the Transfer Agent, in writing, at the time of investment (for new stockholders)

or at least 15 business days prior to the proposed date for such termination (for existing stockholders). Stockholders may rejoin the plan by notifying the Transfer Agent, in writing, at any time.

The Transfer Agent will maintain each stockholder's Fund account and furnish the stockholder with written information concerning all transactions in the account, including information needed for tax records. All costs of the Distribution Reinvestment Plan, including those of registration under applicable securities laws, if any, will be borne by the applicable Fund.

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			   HOW TO PURCHASE SHARES

To open a new account, either by mail or by wire, simply complete and return an Account Application Form. Please indicate the amount you wish to invest and the name of the Fund desired. Your initial purchase for either or both Funds must be equal to or greater than $100,000. The minimum investment in either Fund is $5,000. You will be given credit toward the minimum purchase requirement for amounts which you have invested in any of the Funds. Sheffield reserves the right to reduce or to waive the minimum purchase requirement in certain cases--such as investments involving entities which are affiliated with one another or where additional investments are expected to be made in amounts sufficient to meet the minimum requirement.

If you need assistance with the Account Application Form or have any questions
about the Funds please call    (770)     953-1597. Sheffield reserves the
right to reject any subscription request for any reason in its sole discretion.

Additionally, the Funds may, under certain circumstances, allow an investor to purchase shares of the Funds by exchanging securities owned for shares of the applicable Fund. The Board of Directors of Sheffield reserves the right to terminate this privilege at any time. See Statement of Additional Information under "Purchase of Shares."

The Funds' shares are purchased at the next-determined net asset value following receipt by the Transfer Agent of a proper Account Application Form, and receipt by the Funds' custodian of your investment. Investors may also arrange to acquire shares through broker-dealers other than the Distributor. Such other broker-dealers have the responsibility of promptly transferring the investor's Account Application Forms and investment to the Funds' Transfer Agent and custodian, respectively, so that the investor's shares are purchased at the next-determined net asset value after receipt of the investor's investment by the broker-dealer. For more information concerning how to purchase shares, see Statement of Additional Information under "Purchase of Shares."

Subsequent investments may be made by mail or wire.

PURCHASING BY MAIL

NEW ACCOUNT. Please include the amount of your initial investment on the Account Application Form, make your check payable to the appropriate Fund and mail to the appropriate address below:

MAILING ADDRESS FOR THE TOTAL RETURN FUND:         COURIER ADDRESS:

Sheffield Total Return Fund                        United Missouri Bank, n.a.
c/o The Sheffield Funds, Inc.                      Attn: Lock Box
P.O. Box 412891                                    928 Grand Street
Kansas City, Missouri 64141-2891                   Title Building
						   Kansas City, Missouri 64106

MAILING ADDRESS FOR THE INTERMEDIATE               COURIER ADDRESS:
TERM BOND FUND:

Sheffield Intermediate Term Bond Fund              United Missouri Bank, n.a.
c/o The Sheffield Funds, Inc.                      Attn: Lock Box
P.O. Box 412857                                    928 Grand Street
Kansas City, Missouri 64141-2857                   Title Building
						   Kansas City, Missouri 64106

SUBSEQUENT INVESTMENTS TO EXISTING ACCOUNTS. Subsequent investments should include the Invest-By-Mail remittance form attached to your respective Fund's confirmation statements. Please make your check payable to the appropriate Fund, write your account number on your check, and using the return envelope provided, mail to the respective address indicated above.

PURCHASING BY WIRE

Investors may purchase shares of the Funds by transmitting Federal funds by bank wire to United Missouri Bank, n.a. (Please note that your bank may impose a charge for providing wire transfer services.)

NEW ACCOUNT. Instructions for new accounts should specify the name of the desired Fund and should include the name, address and IRS identification number, if applicable, of each person in whose name the shares are to be registered. Before transmitting funds by bank wire, investors should contact
Sheffield at    (770)     953-1597 to obtain an account number.

Funds may be wired as follows:

WIRE INVESTMENTS FOR THE SHEFFIELD TOTAL RETURN FUND:

	    United Missouri Bank, n.a.
	    Kansas City, MO
	    ABA routing #1010-0069-5
 Wire text: Credit to account 9870290154, Sheffield Total Return
	    Fund, FBO (Your account name and number),
	    ATTN: Securities Administration

WIRE INVESTMENTS FOR THE SHEFFIELD INTERMEDIATE TERM BOND FUND:

	    United Missouri Bank, n.a.
	    Kansas City, MO
	    ABA routing #1010-0069-5
 Wire Text: Credit to account 9870290111, Sheffield Intermediate
	    Term Bond Fund, FBO (Your account name and number),
	    ATTN: Securities Administration

SUBSEQUENT INVESTMENTS TO EXISTING ACCOUNTS. After calling Sheffield, wire purchases must be sent using the appropriate wire instructions above for your respective Fund(s) (i.e., Sheffield Total Return Fund and/or Sheffield Intermediate Term Bond Fund).

The required Account Application Form or Invest-By-Mail remittance form should be forwarded to the Transfer Agent at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

Federal funds transmitted by bank wire to United Missouri Bank, n.a., and received prior to 4:00 p.m. (New York time) become available to the appropriate Fund that day. Federal funds transmitted by bank wire and received after 4:00 p.m. (New York time) will be available to and deemed received by the appropriate Fund on the next business day. Sheffield is not responsible for delays in the wiring system.

AUTOMATIC INVESTMENT PLAN

Stockholders wishing to invest fixed dollar amounts in a particular Fund every month can make automatic purchases on the first business day of each month by using the Funds' Automatic Investment Plan. The minimum purchase per transaction is $1,000. To use this service, you must authorize the Transfer Agent to transfer funds from your bank checking or NOW account to United Missouri Bank, n.a. by selecting the Automatic Investment Plan option in the Account Application Form and completing the Bank Authorization to Honor Pre-Authorized Checks included in the Application. Automatic Investment Plan
applications may also be obtained by calling the Distributor at    (770)
953-1597.

IRA INVESTMENT PROGRAM

In conjunction with United Missouri Bank's IRA program, investors may establish a self directed IRA account with that bank. Under this program, the bank will perform custodian and trustee services pursuant to the bank's own fee structure. Individual investors can use the bank's IRA program to consolidate all or any of their existing IRA accounts into one. Earnings on amounts held in the IRA are not taxed until withdrawn. Contact Sheffield for complete IRA information kits and enrollment forms.

EXCHANGE PRIVILEGE

Stockholders of either of the Funds may exchange shares of their respective Fund for shares of the other Fund.

An exchange request must be given in writing to the Transfer Agent. Exchanges are treated as redemptions and must comply with the requirements for a redemption (See "Redemption of Shares"). If the exchange request is in "good order," the exchange will be based on the respective net asset values of the shares involved which is next determined after the request is received. The exchange of shares of one of the Funds for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange and you may, therefore, realize a taxable gain or loss. This offer is limited to states in which shares of the appropriate Fund may legally be offered. Investors should consider the difference in the investment objectives and portfolio compositions of the Funds.

The Funds' exchange privilege is not intended to afford stockholders a way to speculate on short-term movements in the market. THE SHEFFIELD FUNDS ARE NOT SUITABLE FOR THAT PURPOSE. In order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds reserve the right, upon sixty (60)-days' written notice to shareholders, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class.
_____________________________________________________________________________
			      REDEMPTION OF SHARES

You may withdraw any portion of the funds in your account by redeeming shares at any time. You may initiate a request by notifying the Transfer Agent in the manner specified below. Your redemption proceeds are normally mailed within seven business days after the receipt of the request in Good Order (as defined below).

REDEEMING BY MAIL

Requests should be mailed to Sheffield Investment Management, Inc., acting as transfer agent (the "Transfer Agent"), at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

The redemption price of shares will be the Fund's net asset value next determined after the Transfer Agent has received all required documents in Good Order. Good Order means that the request includes the following:

1. The account number and the particular Fund's name.
2. The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners exactly as they are registered on the account.
4. Any required signature guarantees (if applicable).
5. Other supporting legal documents that might be required, in cases of estates, corporations, trusts, and certain other accounts.

PERIODIC REDEMPTION

If you select the Sheffield Periodic Redemption option, money will be automatically moved from your Fund account to your bank account on the first business day of the month. (Please note that your bank may impose a charge for providing this service.) You may elect the Sheffield Periodic Redemption option on the Account Application Form or call the Transfer Agent for a Periodic Redemption application.

IMPORTANT REDEMPTION INFORMATION

Shares purchased by check may not be redeemed until payment for the purchase is collected, which may take up to fifteen days. Your money is invested during the holding period.

Redemption requests received prior to 4:00 p.m. (New York time) will be redeemed based upon the Fund's next determined net asset value (i.e., 4:00 p.m. that day). Redemption requests received after 4:00 p.m. (New York time) will be redeemed based upon the Fund's net asset value next determined (i.e., 4:00 p.m. the next business day). Redemption proceeds are normally sent within seven (7) days.

The Transfer Agent may require that the signature or signatures on any request for redemption of shares of $5,000 or more be guaranteed by a member firm of a domestic stock exchange or a U.S. commercial bank. In each case, the signature or signatures must correspond to the name or names in which the account is registered. The signature guarantee is to prevent fraud and is for the protection of the investors as stockholders.

Under the 1940 Act, the date of payment for redeemed shares may be postponed, or the Fund's obligation to redeem their shares may be suspended (1) for any period during which trading on the New York Stock Exchange is restricted (as determined by the SEC), (2) for any period during which an emergency exists (as determined by the SEC) which makes it impracticable for the Funds to dispose of its securities or to determine the value of a Fund's net assets, or
(3) for such periods as the SEC may, by order, permit for the protection of stockholders.

All declared but unpaid dividends and capital gains distributions credited to your account up to the date of redemption are paid by separate check after the redemption date.

It is possible that in the future, conditions may exist which would, in the opinion of the Directors, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Directors may authorize payment to be made in portfolio securities or other property of the applicable Fund. However, each Fund is obligated under the 1940 Act to redeem for cash all shares presented to such Fund for redemption by any one stockholder up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemption are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Stockholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account that is below $5,000. After written notification by the applicable Fund, you would be allowed 30 days to make an additional investment to bring your account balance up to at least $10,000 before the account is liquidated. Proceeds would be promptly paid to the stockholder.

EXCHANGING SHARES

You may exchange your shares of either Fund for those of the other Fund. See "How to Purchase Fund Shares--Exchange Privilege."

Before you make an exchange, you should consider the following:

* Please read the current prospectus of the Funds. For a copy of the current
prospectus and for answers to any questions you may have, call    (770)
953-1597.
* An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.
* Recently purchased shares may not be exchanged until payment for the purchase has been collected, which may take up to fifteen business days.
Your money is invested during the holding period.
* Exchanges are accepted only if the registrations of the two accounts are identical.
* The redemption price of shares redeemed by exchange is the net asset value next determined after Sheffield has received the exchange request in Good Order.
* When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.
Exchange requests must be in writing and should be mailed to the Transfer Agent at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia, 30339-3082. Please be sure to include on your exchange request the name and account number of your current Fund, the name of the Fund you wish to exchange, and the signatures of all registered account holders. Shares may not be exchanged by telephone.

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				CAPITALIZATION

The authorized capital stock of Sheffield consists of 10,000,000 shares of common stock, $.001 par value per share, classified as 5,000,000 shares of the Total Return Fund and 5,000,000 shares of the Bond Fund. The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the 1940 Act. Shares of the Funds are redeemable at net asset value per share. Each Fund's shares of common stock are equal as to dividends and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses.

Stockholders are entitled to one vote per share and do not have cumulative voting rights, and, as such, holders of 50% or more of the shares voting for directors can elect all directors. Shares of the Funds shall not, unless specifically requested in writing by a stockholder, be evidenced by a certificate or certificates representing such shares.

-----------------------------------------------------------------------------
			       STOCKHOLDERS' REPORTS

The Funds will issue to each of their stockholders quarterly reports of portfolio securities owned, net asset value per share and other performance information.

The federal income tax status of stockholder distributions will be reported to stockholders after October 31 of each year, which is currently the end of Sheffield's fiscal year.

Stockholders having any questions concerning any of the Funds may call the
Distributor at    (770)     953-1597.

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				 MISCELLANEOUS

As a Maryland corporation, Sheffield is not required to hold an annual stockholders' meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an advisory contract.

A director or officer of Sheffield shall not be liable to the Fund or its stockholders for monetary damages as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by statutory law (including the 1940 Act). Sheffield's Articles of Incorporation and By-laws provide for the indemnification of officers and directors to the fullest extent permitted by law. Reference should be made to the Articles of Incorporation and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

From time to time the Funds may provide their total return in advertisements, sales literature or reports, and other communications to stockholders. These total returns are calculated based on the applicable Fund's change in net asset value per share between the beginning and end of the period shown and assume reinvestment of the applicable Fund's dividend and capital gains distributions during the period. (See Statement of Additional Information under "Performance Information.") In reports to shareholders or advertising materials, the Funds may compare their performance with unmanaged indices of securities of the type in which the Funds invest, or with that of other mutual funds, as listed in the rankings prepared by independent services that monitor the performance of mutual funds.

The Fund's securities and cash are held under a Custodian Agreement by United Missouri Bank, n.a., the principal address of which is 928 Grand, Kansas City, Missouri 64141-6226.

The Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of brokers to be used in portfolio transactions for the Funds, subject to the requirement of best execution discussed in the Statement of Additional Information under "Brokerage and Portfolio Transactions."

Sheffield Investment Management, Inc., Sheffield's Adviser and Administrator, is the transfer agent for each Fund's shares of common stock. The Transfer Agent will maintain stockholders' accounts, and furnish stockholders with written information concerning all transactions in the accounts, including information needed for tax records. Each of the Funds has the right to appoint a successor Transfer Agent. Sheffield Investment Management, Inc. also serves as the Dividend Disbursement and Reinvestment Agent and Redemption Agent of the Funds. For its services as Transfer Agent, Sheffield Investment Management, Inc. will receive from each Fund a monthly fee at an annual rate of the greater of $10,000 per Fund or $15.00 per stockholder account.

This Prospectus omits certain information contained in the registration statement which Sheffield has filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and reference is made to that registration statement and the exhibits thereto for further information with respect to the Funds and the shares offered hereby. Copies of such registration statement, including exhibits, may be obtained from the Commission's principal office at Washington, D.C. upon payment of the fee prescribed by the Commission.

------------------------------------------------------------------------------
			      LEGAL OPINIONS

The legality of the securities offered by this Prospectus will be passed upon for the Funds by Kilpatrick & Cody. Kilpatrick & Cody also represents the Adviser, Administrator and Transfer Agent, and the Distributor and will pass on legal matters for the Adviser and the Distributor in connection with this offering.


ADDRESSES

-----------------------------------------------------------------------------
DISTRIBUTOR                           Alpha-Line Investments, Inc.
				      900 Circle 75 Parkway, Suite 750
				      Atlanta, Georgia 30339-3082

-----------------------------------------------------------------------------
INVESTMENT ADVISER                    Sheffield Investment Management, Inc.
				      900 Circle 75 Parkway, Suite 750
				      Atlanta, Georgia 30339-3082

-----------------------------------------------------------------------------
TRANSFER AGENT AND ADMINISTRATOR      Sheffield Investment Management, Inc.
				      900 Circle 75 Parkway, Suite 750
				      Atlanta, Georgia 30339-3082

-----------------------------------------------------------------------------
CUSTODIAN                             United Missouri Bank, n.a.
				      P.O. Box 419226
				      Kansas City, Missouri 64141-6226

-----------------------------------------------------------------------------
LEGAL COUNSEL                         Kilpatrick & Cody
				      1100 Peachtree Street, Suite 2800
				      Atlanta, Georgia 30309

-----------------------------------------------------------------------------
INDEPENDENT PUBLIC ACCOUNTANTS        Coopers & Lybrand L.L.P.
				      1155 Peachtree Street
				      Atlanta, Georgia 30309



This prospectus should be retained for future reference.

THE SHEFFIELD FUNDS, INC.             THE SHEFFIELD FUNDS, INC.
=============================================================================
900 Circle 75 Parkway, Suite 750
Atlanta, Georgia 30339-3082
   (770)     953-1597                  An open-end diversified investment
				       company  offering two mutual funds.

				       SHEFFIELD TOTAL RETURN FUND

				       SHEFFIELD INTERMEDIATE TERM
				       BOND FUND

				       PROSPECTUS

			    THE SHEFFIELD FUNDS, INC.

				Total Return Fund
			   Intermediate Term Bond Fund

			900 Circle 75 Parkway, Suite 750
			   Atlanta, Georgia 30339-3082
			         (770)     953-1597

-------------------------------------------------------------------------------
The Sheffield Funds are two separate funds (the "Funds"), each of which represents a separate portfolio of investments. Each of the Funds has separate investment objectives and investment policies. The Funds are the Sheffield Total Return Fund (the "Total Return Fund") and Sheffield Intermediate Term Bond Fund (the "Bond Fund").
------------------------------------------------------------------------------

		     SHEFFIELD INVESTMENT MANAGEMENT, INC.

			     INVESTMENT ADVISER

			ALPHA-LINE INVESTMENTS, INC.

				DISTRIBUTOR

		    STATEMENT OF ADDITIONAL INFORMATION

This Statement is not a Prospectus but should be read in conjunction with the
Funds' current Prospectus (dated March 1,   1996    ).  Please retain this
Statement for future reference. The Prospectus is available from Alpha-Line Investments, Inc., 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

					March 1,    1996

-------------------------------------------------------------------------------
					TABLE OF CONTENTS

Investment Objectives and Policies...........................................1
Officers and Directors.......................................................6
The Advisory Agreement.......................................................6
The Administration Agreement.................................................7
The Distributor..............................................................7
Distribution of Shares.......................................................8
Purchase of Shares...........................................................9
Distributions and Tax Information............................................9
Brokerage and Portfolio Transactions........................................11
Net Asset Value.............................................................11
Performance Information.....................................................12
Miscellaneous...............................................................14
Financial Statements........................................................17
Appendix...................................................................A-1

			  INVESTMENT OBJECTIVES AND POLICIES

 Reference is made to "The Funds and Their Investment Objectives and
Policies" in the Prospectus for discussion of the investment objectives and policies of the Funds. In addition, set forth below is certain further information relating to the Funds' investments in convertible securities, debt securities, put and call options on Standard & Poor's Indexes, writing of covered call options on securities, financial futures and investment in dollar denominated and/or foreign denominated foreign securities.


POLICY AND RATIONALE OF THE FUNDS REGARDING CONVERTIBLE SECURITIES

	Both Funds are authorized to invest up to 25% of their respective net assets in convertible securities.

	The Funds invest in a diversified portfolio of convertible securities of United States companies that issue securities both in the United States and abroad. These convertible securities may include convertible preferred stock, convertible bonds, bonds with attached warrants, Eurodollar convertible securities or other similar securities that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

	Convertible securities are considered by the Adviser to be an attractive investment vehicle for the Funds because they combine the benefits of (1) higher current income than common stock generally provides, and (2) the possibility of profiting from an appreciation in the value of the underlying security thereby increasing their return over non-convertible bonds.

	Convertible securities offer capital gain potential while, at the same time, offering an added measure of downside protection not available from either equity or debt securities alone when the value of the underlying common stock declines or interest rates rise. The reason for this is that if the value of the underlying common stock declines, the higher yield on the convertible securities will become a more dominant factor in its value. Furthermore, if interest rates rise, the value of the convertible security may decline less than non-convertible issues of similar maturity and credit quality if the price of the underlying common stock is moving up or is otherwise close to the conversion price.

	Investors should be aware, however, that, as with all income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, generally the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as their underlying common.
When the underlying common stock is experiencing a decline, the value of convertible securities tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality and may not experience the same decline as the underlying common stock.

	Both Funds may invest up to 10% of their assets in convertible debt securities rated BB by Standard & Poor's or Ba by Moody's or non-rated issues if, in the opinion of the Adviser, such securities are of quality at least equal to a rating of BB by Standard & Poor's or Ba by Moody's. Securities rated BB by Standard & Poor's are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms. Although debt securities rated BB by Standard & Poor's will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba by Moody's are also of poorer quality and may be speculative investments; their ability to pay interest and principal cannot be considered as well assured. With respect to investments in unrated convertible debt securities, the Funds will be more reliant on the Adviser's judgment and experience than would be the case if the Fund invested solely in rated obligations.

	Some convertible securities may be subject to optional or mandatory call or redemption provisions enabling the issuer to buy back or redeem the security from a Fund for a variety of reasons depending on the terms of the particular convertible security. To the extent a convertible security is called or redeemed by the issuer, a Fund may be limited in its ability to realize capital appreciation on that particular convertible security.

	Convertible securities rank senior to common stocks in a corporation's structure but may be subordinate to an issuer's other debt obligations. Securities are senior to common stock when they have preference on payment of income and/or liquidation of assets. Because convertible securities are senior in rank to common stock in a corporation's capital structure, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which a particular convertible security sells above its value as a fixed income security. Prices of convertible securities are likely to decline when interest rates rise and increase when interest rates fall.

DEBT SECURITIES

	The Bond Fund will, except as provided with respect to convertible securities, invest in debt securities rated in Standard & Poor's and/or Moody's top four categories for credit and safety purposes or non-rated issues if, in the opinion of the Adviser, such issues are of a quality at least equal to a rating in the top four categories. This will limit the Bond Fund's investment risk on its non-convertible debt securities since it may not invest in securities rated lower than BBB by Standard & Poor's or Baa by Moody's at the time of the acquisition.

	The Bond Fund's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risks relate to the fact that market values of debt securities in which the Bond Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of straight debt securities whereas a decline in interest rates will tend to increase their values. Both credit and market risks are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's as described above. Investors should be aware that an economic downturn or an increase in interest rates could severely affect the market for these debt securities and adversely affect the value of outstanding debt securities and the ability of issuers to pay interest and repay principal. Periods of economic uncertainty and changes may also result in increased volatility of market prices and the Bond Fund's net asset value.

COMMERCIAL PAPER

	The Funds may invest in commercial paper as a means to achieve their current income objective. Commercial paper purchased by the Funds will have a rating by Standard & Poor's of A-1 or A-2 at the time of purchase. See Appendix A for discussions of these ratings.

OPTIONS AND FINANCIAL FUTURES

	The Funds may engage in options and financial futures transactions. Each Fund's option activity (excluding writing covered calls) will be limited such that the value of the securities underlying the options will not exceed 15% of the Fund's total assets. The Funds will limit their writing of covered calls to securities which do not constitute more than 25% of the Fund's total assets. The Funds may enter into financial futures contracts (stock index futures for the Total Return Fund and futures on debt instruments for the Bond
Fund) provided that the aggregate margin requirement does not exceed 5% of each Fund's total assets, and the aggregate value of the futures contract does
not exceed    25%     of the respective Fund's total assets.

	The Funds may purchase financial futures contracts and the Total Return Fund may purchase call options on stock indexes to enable the Funds to maintain their general philosophy of being fully invested during times in which the Funds have excess cash or require liquidity to meet redemption requests. Financial futures provide the

additional advantage of minimum disruption to the remaining portfolio to meet redemption requirements and may result in lower trading costs.

	As a means to reduce market risk during times when the Adviser believes the markets to be experiencing increased volatility, the Funds may sell futures contracts or purchase puts on market indexes or other appropriate financial instruments. Since the Funds normally seek to be fully invested, this activity would be infrequent. The Funds may, as a matter of course, enter into the sale of futures contract in order to close an outstanding long position in the same contract.

	A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of a specific quantity of a commodity (including interest-bearing securities or an index of securities). In the case of a stock index future, the parties agree to take or make deliver of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments to and from the broker, called "variation margin," would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

	An option on a stock index gives the holder the right to receive an amount of cash upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Funds on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. The Funds may offset their positions in stock index options prior to expiration by entering into a closing transaction on an exchange, or they may let the option expire unexercised.

	The value of a stock index option fluctuates with changes in the market values of the stocks included in the indexes. A put option would give the Funds, as the holders of the put, the right to sell the option at the option exercise price at any time during the option period. Since the value of a put increases as the index declines below a specified level, the decline in the asset and value of the Funds would be offset in part by the increase in value of the put options. Upon exercise of a stock index put, the Funds will realize an amount based on the difference between the exercise price and the closing price of the stock index.

	The Funds may sell (i.e., write) covered listed options on securities in an effort to achieve additional return. A covered call option on a security is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. When a covered call option is written by a Fund, the Fund will make arrangements with the custodian to segregate the underlying securities until the option is either exercised or the Fund effects a closing purchase transaction.

	If a Fund has written a covered call option on a security, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

	There are several risks in connection with the use of options and financial futures including: (1) an imperfect correlation between the change in the market value of the Funds' portfolio securities and the prices of financial futures contracts and options; (2) the lack of assurance that a liquid market will exist and the resulting

inability to close a futures or option position when desired; and (3) the possibility that markets will not continue to become more over-or undervalued after the Fund takes a position in futures contracts, and that the Funds may, therefore, incur losses on options and financial futures transactions.

	Related to writing covered call options, a Fund gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the call option's exercise price at any time during the life of the option. A Fund also retains the full risk of a decline in the price of the underlying security held to cover the call option for as long as its obligation as a seller (i.e., writer) continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

INVESTMENTS IN FOREIGN SECURITIES

	The Adviser may invest up to 10% of the Total Return Fund's assets in dollar denominated foreign securities and American Depository Receipts of foreign companies. Similarly, up to 10% of the Bond Fund's assets may be invested in dollar and/or foreign denominated foreign securities provided they are rated A or better by Standard & Poor's or Moody's at the time of acquisition. By doing so, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Adviser believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

	Generally, investments in securities of foreign companies involve greater risks than are present in domestic investments. Canadian securities are not considered by the Adviser to have as high a degree of risk as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

	In addition, investing in foreign securities also involves the following risks not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds.

	To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign securities into U.S. dollars on a daily basis.

INVESTMENTS IN SMALL COMPANIES

The Funds will generally invest in companies having a minimum capitalization of $100 million. Generally, companies having a capitalization of less than $500 million are considered to have additional risks associated with small companies. Certain of such companies may have limited product lines, markets on financial resources, or they may be dependent upon a limited management group. Also, the securities of smaller companies may be more volatile than the securities of larger more established companies.

INVESTMENT RESTRICTIONS

	The Board of Directors of Sheffield has adopted the following investment restrictions, all of which are fundamental policies and may not be changed as to any Fund without the approval of the holders of a majority of such Fund's outstanding voting securities (which means, as to each Fund, the vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities).

	If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following restrictions.

The Funds may not:

(1) Borrow money except for temporary or emergency purposes, and then only in an amount not in excess of 5% of a Fund's net assets.

(2) Issue senior securities, except that the Funds may borrow money as provided in restriction (1).

(3) As to 75% of their total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

(4) Invest more than 25% of a Fund's assets in any one industry; however, an exception to this policy will apply with respect to securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5) Invest more than 10% of a Fund's net assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities. In determining securities subject to this 10% restriction, the Funds will include repurchase agreements maturing in more than seven days.

(6) Act as an underwriter of securities of other issuers, except to the extent that they may be deemed to act as underwriters in certain cases when disposing of portfolio securities.

(7) Purchase or sell real estate or interests in real estate, including real estate limited partnerships. The Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

(8) Make loans of portfolio securities to other persons, provided that a Fund may purchase debt obligations consistent with its investment objectives and policies.

Additional investment restrictions adopted by the Directors of the Funds which may be changed by the Directors at their discretion provide that the Funds may not:

(9)     Make short sales of securities.

(10) Invest more than 5% of the value of their total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of each Fund's asset, may be warrants which are not listed on the New York or American Stock

Exchanges. Warrants acquired by a Fund as part of a unit or attached to securities may be deemed to be without value.

(11) Purchase or sell interests in oil, gas, or other mineral leases or exploration or development programs. A Fund, however, may purchase or sell securities of entities which invest in such programs.

(12)    Engage in arbitrage transactions.

			   OFFICERS AND DIRECTORS

	For a list of Sheffield's directors and executive officers, together with their principal occupations during the past five years, see "Officers and Directors" in the Prospectus.

	Sheffield intends to pay each of its directors, except Mr. Sheffield, an annual fee of $1200, plus $250 per Fund for each quarterly Board meeting attended. Sheffield will reimburse all directors for their out-of-pocket expenses incurred in connection with Board meetings. The officers of Sheffield receive no compensation directly from Sheffield for performing the duties of their offices.

	The Board of Directors has adopted a mandatory retirement policy for directors who have attained seventy-two (72) years of age. The mandatory retirement age for each director is the last day of the calendar quarter in which the director turns seventy-two (72).

				THE ADVISORY AGREEMENT

	Pursuant to an Investment Advisory Agreement, Sheffield Investment Management, Inc. (the "Adviser") manages the investment and reinvestment of each Fund's assets and continuously reviews, supervises and administers each Fund's investment program. The Adviser also determines, in its discretion, the securities to be purchased or sold, subject to the ultimate supervision and direction of Sheffield's Board of Directors. Pursuant to the Investment Advisory Agreement, the Adviser will, at its own expense and at Sheffield's request, provide the foregoing services and the office space, furnishings and equipment, and the personnel as may be reasonably required in the judgment of the Board of Directors to perform such services.

	As compensation for its investment management services, the Adviser receives from Sheffield an advisory fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the applicable Fund. On an annual basis the advisory fee is equal to 1.00% of the average net asset value of net assets up to $50 million; 0.75% of the average net asset value of net assets in excess of $50 million but not more than $100 million; and 0.60% of the average net asset value of net assets in excess of $100 million. The portions of the advisory fee which are equal to or higher than 0.75% of the average net assets of each Fund are higher than those generally charged by investment advisers to similar funds. During the years ended October 31, 1995, 1994, and 1993, investment advisory fees paid by the Total Return Fund to the Adviser amounted to $184,252, $228,768, and $244,195, respectively. During the years ended October 31, 1995, 1994, and 1993, investment advisory fees paid by the Bond Fund were $74,553 $58,691, and $81,210, respectively. Advisory fees paid by the Bond Fund were net of a voluntary waiver by the Adviser of fees equal to .25% of average annual net assets beginning April 1, 1993. This fee waiver amounted to approximately $25,000, $20,000 and $12,000 in fiscal 1995, 1994 and 1993, respectively.

	The Adviser has agreed that, if in any fiscal year the aggregate expenses of any of the Funds (including investment management, advisory and distribution fees, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over any of the Funds, it will reimburse such Fund for the excess expense to the extent required by state law. An expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. To the extent that any of the Funds are reimbursed for excess expenses, such reimbursement will lower the Fund's overall expense ratio. The most restrictive annual expense limitation that may apply to any Fund presently requires reduction of fees and reimbursement of expenses in any year that such expenses exceed 2.5% of such Fund's first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets, although Sheffield may seek waivers from those expense limitations from time to time.

	The Adviser and its predecessors have been continually registered under the Investment Advisers Act of 1940 since 1975. In addition to the Funds, the Adviser has and continues to manage client funds on both a discretionary and non-discretionary basis.

	The Adviser provides personal asset allocation planning and other investment counseling services for individuals and corporations for a separate fee. The Adviser's asset allocation services consist of advising clients on how to diversify their portfolios in order to limit market risk while at the same time satisfying their own unique investment goals and objectives. In connection with the purchase of shares of the Funds, the Adviser may be contracted to advise investors on how best to allocate their assets between the two Funds given the investor's particular needs, goals and objectives.
The Adviser has provided these services to individual clients since 1979. The Adviser charges a separate fee for individualized counseling services performing any or all of the foregoing services.

	The Adviser is controlled by Roger A. Sheffield, C.F.A., the President and Chairman of the Board of Sheffield.

	The Investment Advisory Agreement must be approved annually by vote of a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated by either party at any time, without penalty, upon 60 day's written notice and will automatically terminate in the event of its assignment. Termination will not affect the right of the Adviser to receive payments of any unpaid compensation earned prior to termination. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of its obligations under the Investment
Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

	The services of the Adviser to the Funds are not deemed to be exclusive, and nothing in the Investment Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Funds) or from engaging in other activities.

				THE ADMINISTRATION AGREEMENT

	Pursuant to the Administration Agreement described in the Prospectus under "Management and Administration" the Adviser provides a variety of administrative services required by the Funds. For its services, the Adviser receives a fee for each Fund at the annual rate of the greater of .15% of each Fund's average daily assets or the actual cost to the Adviser to provide such
services up to $48,000 per fund.    During the years ended October 31, 1995,
1994, and 1993, each Fund paid $48,000 per year in administrative fees.

					THE DISTRIBUTOR

	Alpha-Line Investments, Inc., the Distributor, a Georgia corporation, is the principal underwriter of the Funds under an amended and restated Distribution Agreement dated February 27, 1992 (the "Distribution
Agreement"). All of the Distributor's outstanding shares of voting stock are owned by Roger A. Sheffield, C.F.A. The Distributor acts as agent upon the receipt of orders from investors. The Distributor will be reimbursed by each Fund for the expenses incurred by the Distributor in connection with the sale of the Funds' shares in accordance with that Fund's Distribution Agreement and pursuant to that Fund's Plan of Distribution promulgated under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), each of which is described under "Distribution of Shares" herein and in the Prospectus under "Plans of Distribution." The Distributor's principal office is located at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

				DISTRIBUTION OF SHARES

	Rule 12b-1 under the 1940 Act permits each of the Funds to use its assets to bear expenses of distributing its shares if it complies with various conditions, including adoption of a plan of distribution containing certain provisions set forth in the rule. The plans described below were approved by the Directors of Sheffield, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors") and the Directors who have no direct or indirect financial interest in the plans or any agreement related thereto (the "Rule 12b-1 Directors"), who currently are the same persons as the Independent Directors. The Directors have determined that, in their judgment, there is a reasonable likelihood that the plans will benefit each Fund and its shareholders by, among other things, giving the Funds the ability to provide broker-dealers and others with an incentive to sell additional shares of the Funds, thereby making collective investment economically feasible and productive. In their quarterly review of the plans, the Directors will consider their continued appropriateness and the level of compensation provided in the respective plans.

	Each plan provides that the applicable Fund may pay certain distribution costs and maintenance fees, which payments may not exceed a maximum amount equal to 0.0625% of the applicable Fund's average daily net assets for a fiscal quarter. This is approximately equivalent to a maximum annual amount equal to 0.25% of the applicable Fund's average daily net assets.

	Each Fund's plan of distribution provides that the applicable Fund may, subject to the annual 0.25% limitation described above, pay the Distributor monthly for any and all expenses incurred by the Distributor in connection with the sale of shares of the Funds, including but not limited to
(1) commissions not to exceed 4% of the total price paid to either Fund as may be paid by the Distributor to broker-dealers other than the Distributor for the sale of Fund shares made by or through such other broker-dealers; (2) fees of up to 0.25% per annum of the average net asset value of the shares sold by, or in respect of services which are provided by the distributor, broker-dealers or others and which remain outstanding on the books of such
Fund for specified periods for distribution, maintenance, service, support and/or other similar service or services; (3) such finders' or referral fees as may be paid by the Distributor to persons referring new investors to the applicable Fund; (4) for the costs and expenses incurred in connection with the preparation, printing and distribution of the Funds' prospectus, statement of additional information and sales literature; and (5) expenses incurred in connection with the sale and distribution of the Funds' shares, including capital or other expenses of equipment, rent, salaries and other overhead. In addition, the plans provide that the Funds may pay, subject to the annual
0.25% limitation, such other distribution costs as the Directors may from time
to time specify.    During the year ended October 31, 1995, distribution costs of $6,835 related to overhead items were reimbursed by each Fund.

	Each Fund's plan of distribution provides also that the Adviser is authorized to use its advisory fee revenue, past profits or other resources, without limitation, to pay for any appropriate distribution-related activity reasonably intended to result in the offer and sale of shares of each Fund. Each Plan provides that, should the use by the Adviser of its own resources, without limitation, to pay for such distribution-related expenses be deemed to be an indirect financing of distribution activity by the Funds, such payments are specifically authorized.

	No commission will be paid under the plans with respect to shares acquired under the Funds' Automatic Dividend Reinvestment Plan. Amounts payable under a plan will be accounted for as expenses of the applicable Fund.

	Each plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. Any change in a plan that would materially increase the distribution expenses of a Fund requires stockholder approval; otherwise, a plan may be amended by majority of the Directors, including the Rule 12b-1 Directors.

	For so long as a plan is in effect, Sheffield will be required to commit the selection and nomination of candidates for Independent Directors to the discretion of the Rule 12b-1 Directors.

	The total amounts paid by each Fund under the foregoing arrangements for any year may not exceed the maximum plan limit specified above, and the amounts and purposes of expenditures under each plan must be reported to the Rule 12b-1 Directors quarterly. The Rule 12b-1 Directors may require or approve changes in the implementation or operation of the plans and may also require that expenditures be kept within limits lower than the maximum amount permitted by the applicable plans as stated above.

	It is expected that each plan's limit on quarterly expenditures (i.e., 0.0625% of average daily net assets) will be reached from time to time. To the extent that this occurs, the Funds will not be able to pay the Distributor on a current basis all of the commissions, finders' or referral fees and maintenance fees payable to the Distributor from the sale of the Funds' shares. In such event the Distributor intends, although it is not obligated to do so, to continue to offer shares of the Funds and to continue to pay others reallowances and maintenance fees. Should this occur, the Distributor intends to seek payment from each respective Fund of the applicable unpaid expenses, without any interest thereon, at such times as the particular plan's annual expenditures limit has not otherwise been reached. If the Funds' plans of distribution are terminated, however, the Funds will not be liable for any unpaid expenses.

				PURCHASE OF SHARES

	Reference is made to "How to Purchase Shares" in the Prospectus for more information concerning how to purchase shares.

PURCHASE BY EXCHANGE OF SECURITIES

	The Board of Directors of Sheffield has determined that it is in the best interest of a Fund to offer its shares, in lieu of cash payment, for securities approved by the Adviser to be purchased by such Fund. This will enable an investor to purchase shares of the Funds by exchanging securities owned by the investor for shares of the applicable Fund. The Directors believe that such a transaction can benefit a Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction may also be beneficial to investors. Equity securities will be exchanged for shares of the Total Return Fund and debt securities will be exchanged for shares of the Bond Fund. Cash and convertible securities may be contributed to either Fund in accordance with the wishes of the investor and the consent of the Adviser. The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

	The Funds shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the applicable Fund, are of the type and quality which would normally be purchased for such Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale. The value of each Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the applicable Fund next determines its net asset value after receipt of the securities.
Such securities will be valued in accordance with the same procedure used in valuing a Fund's portfolio securities. (See "Valuation Shares.") If you wish to acquire a Fund's shares in exchange for securities you should contact Sheffield at the address or telephone number shown on the cover page of this Prospectus. The Board of Directors of Sheffield reserves the right to terminate this privilege at any time.

			       DISTRIBUTIONS AND TAX INFORMATION
DISTRIBUTIONS

	It is the Funds' intention to distribute to shareholders each Fund's net investment income and net realized capital gain, if any. The Total Return
Fund will make annual distributions of its net investment income and net realized capital gains. The Bond Fund will make quarterly distributions of its net investment income on a calendar quarter basis and an annual distribution of its net realized capital gains. All such distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund pursuant to such Fund's

Distribution Reinvestment Plan unless a shareholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in cash. (See "Distribution Reinvestment Plan.")

FEDERAL TAXES

	Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a regulated investment company, it will not be subject to federal income taxes to the extent that it distributes annually its net investment income and net realized capital gain.

	With respect to a stockholder that is exempt from federal income taxation under Section 401(a) or 501(a) of the Code, the distributions made by a Fund will not constitute unrelated taxable business income (i.e., taxable income derived by a tax-exempt entity from an unrelated trade or business regularly carried on by it) and thus will not be taxable. Under
Section 512(b)(1) of the Code, dividends are expressly excluded from unrelated business taxable income. Consequently, a tax-exempt shareholder will not incur any federal income tax liability as a result of its participation in a Fund.

	With respect to a shareholder that is not exempt from federal income taxation, all distributions, whether received in cash or additional shares of a Fund, will be taxable and must be reported by the shareholder on its federal income tax return. Each Fund's distributions of its net investment income and net short-term capital gain will constitute dividends taxable as ordinary income. Each Fund's distribution of its long-term capital gain will be taxable as long-term capital gain regardless of the length of time the Fund's shares have been held by the shareholder. Such distributions will not qualify for the dividends received deduction.

	Upon redemption of Fund shares held by a non-tax exempt investor, such investor, generally, will realize a capital gain or loss equal to the difference between redemption price received by the investor and the adjusted basis of the shares redeemed. Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve months or less, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve months. If, however, Fund shares were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to such Fund's shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

	Section 4982 of the Code provides for a non-deductible 4% excise tax on the excess, if any, of the "required distribution" for the calendar year over the "distributed amount" for such calendar year. The "required distribution" is an amount equal to at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses ("capital gain net income") realized during the one-year period ending October 31 of such year plus any ordinary income or capital gain net income undistributed from the prior year. For purposes of the required distribution, capital gain net income may be reduced by the Fund's net ordinary loss for the calendar year. Each Fund intends to avoid the imposition of this 4% excise tax, but no assurances can be given that this will be done every year.

	Information concerning the status of a Fund's distributions for federal income tax purposes will be mailed to shareholders annually. Such distributions may also be subject to state and local taxes.

	The foregoing is a general and abbreviated summary of applicable provisions of the Code and Treasury Regulations presently in effect, and is qualified in its entirety by reference thereto. The Code and these regulations are subject to change by legislative or administrative action.

DISTRIBUTION REINVESTMENT PLAN

	For the convenience of the stockholders and to increase their shareholdings in the Funds in which they have invested, each Fund maintains an Automatic Distribution Reinvestment Plan. For a discussion of this plan, see "Automatic Distribution Reinvestment Plan" in the Prospectus.

			   BROKERAGE AND PORTFOLIO TRANSACTIONS

	The Adviser arranges the placement of orders and the execution of portfolio transactions for the Funds. In selecting brokers to be used in portfolio transactions, the Adviser gives consideration to the broker's ability to provide the best execution of the transaction at prices most favorable to the Funds. When such a transaction involves listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market. In over-the-counter market transactions, the Adviser normally will attempt to deal with a primary market maker or trade electronically in an effort to reduce or eliminate the bid/ask spread. However, in situations where, in the Adviser's judgment, execution through some other broker is likely to result in a saving or other advantage to a Fund, such broker will be used.

	In addition to consideration of best execution at prices most favorable to the Funds, the Adviser may, in the allocation of such investment transaction business, consider the general research and investment information and other services provided by the brokers, although it has adopted no formula for such allocation. These research and investment information services make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of many securities firms.
These services may be useful to the Adviser in connection with advisory clients other than the Funds and not all such services may be used by the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser's own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the advisory fee payable to the Adviser by the Funds.

	The Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of broker to execute portfolio transactions, subject to the requirements of best execution discussed above.

	On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain best execution and lower brokerage commissions. In this event, allocation of the shares so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Funds. In some cases, the aggregation of securities to be sold or purchased could have a detrimental effect on the price of the security insofar as a Fund is concerned. However, in other cases, the ability of a Fund to participate in volume transactions could be beneficial to the Fund.

	   During the years ended October 31, 1995, 1994, and 1993, the Funds paid approximately $57,000, $89,000, and $92,000, respectively, of commissions to various brokers. The decline in brokerage commissions paid in 1995 relative to the years 1994 and 1993 is attributable to a reduction in trading activity in the Funds' equity portion of their portfolios in 1995.


				   NET ASSET VALUE

	The net asset value per share of the Funds will not be calculated on days that the New York Stock Exchange is closed. These days include New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

	Each Fund's net asset value is calculated in the following manner:

s-12
	EQUITY SECURITIES. Equity securities listed or traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sales price on the day of valuation or, if no sale is reported, at the latest bid price.

	INCOME SECURITIES. Valuations of a Fund's fixed and variable income securities are supplied by independent pricing services used by the Fund's Administrator, and which have been approved by the Board of Directors of Sheffield. Valuations are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Securities for which market quotations are readily available are valued based upon those quotations. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market. The procedures used by the pricing services are reviewed by the officers of the Funds and the Adviser under the general supervision of the Directors of Sheffield. The Directors may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation. In such instances such obligations will be valued at fair value as determined in good faith by or under the direction of the Directors.

	OTHER SECURITIES. Other securities and assets of a Fund, including restricted securities, will be valued at fair value as determined in good faith by or under the direction of the Directors.

	After each Fund's portfolio securities are valued as described above, cash receivables and other assets of a Fund are added and liabilities of a Fund deducted. Each Fund's net asset value per share is determined by dividing the value of the net assets of the Fund (i.e., assets less liabilities) by the total number of shares of the Fund outstanding. Expenses and fees of each Fund, including the fees of the Adviser, are accrued daily and taken into account for the purpose of determining net asset value.

			       PERFORMANCE INFORMATION

	As stated in the Prospectus, from time to time the Funds may provide their total return in advertisements, sales literature or reports, and other communications to stockholders. These total returns are calculated based on the applicable Fund's change in net asset value per share between the beginning and end of the period shown and assumed reinvestment of the applicable Funds dividend and capital gains distributions during the period.

	Total return figures are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

				    n
			      P(1+T)  = ERV

    Where    P = a hypothetical initial payment of $1,000
	     T = average annual total return
	     n = number of years
	   ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 (or other) periods (or fractional portion thereof);

	The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

	   The following table provides the actual annual rates of return for each of the Funds for the fiscal year ended October 31, 1995, the five year period ended October 31, 1995 and the period from inception (April 2, 1990) through
October 31, 1995.     These rates are net of all expenses and assume
reinvestment of dividends on the reinvestment date during each period.

						 Total Return         Bond
						     Fund             Fund
                                                   --------         ---------
For the year ended October 31, 1995                  16.33%           12.89%
For the five year period ended October 31, 1995      14.25%            8.21%
For the period from inception (April 2, 1990)
 through October 31, 1995 (5.583 years)               9.40%            6.05%

	Based on the average annual rates of return listed above, a shareholder could have expected the following values (assuming either redemption or no redemption) on a $1,000 investment at the end of each time period.


						Total Return         Bond
						    Fund             Fund
                                                  --------          -------
For the year ended October 31, 1995                $1,163            $1,129
For the five year period ended October 31, 1995    $1,947            $1,483
For the period from inception (April 2, 1990)
  through October 31, 1995 (5.583 years)           $1,651            $1,388

	The redeemable values shown above are computed by multiplying hypothetical investments of $1,000 on the first day of the measurement period by a number equal to: (1 plus the annual rate of return) to the power of the number of years (or fraction thereof) included in the period.

	From time to time the Funds may also advertise their "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a thirty-day (or one-month) period (which period will be stated in the advertisement.) The yield for any 30-day (or one-month period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Funds' yields will only be advertised when accompanied by the Funds' total return. The formula prescribed by the Securities and Exchange Commission for calculation yield is as follows:

					   6
			YIELD = [2(a-b + 1)  - 1]
				   ---
				   cd

Where    a = dividends and interest earned during the period.
	 b = expenses accrued for the period (net of reimbursement).
	 c = the average daily number of shares outstanding during the
	     period that were entitled to receive dividends.
	 d = the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

	A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a state period of time.

					MISCELLANEOUS

PRINCIPAL STOCKHOLDERS

	   As of January 31, 1996, the following individuals or entities were known by the Total Return Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Total Return Fund:

Name and Address of                                Number of      Percent of
Beneficial Owner                                    Shares          Class

Dr. and Mrs. Kerry Schwartz and
   Affiliated Persons(1)
113 East Webster Avenue
Winter Park, Florida  32789-3224                    151,670          8.49%

Dr. and Mrs. Kirk D. Cianciolo and
   Affiliated Persons(2)
13201 Walsingham
Largo, Florida  34644                               147,754          8.27%

Dr. and Mrs. Clyde R. Balch and
   Affiliated Persons(3)
645 Galleon Drive
Naples, Florida  33940                              107,534          6.02%

------------------------------------
(1) Includes 16,785 shares of the Florida Heart Group, P.A. Money Purchase Pension Plan for which Kerry Schwartz serves as trustee.
(2) Includes 40,437 shares of the West Shore Urology Associates, P.A., Profit Sharing Plan and Trust for which Kirk D. Cianciolo serves as trustee.
(3) Includes 101,147 shares of Clyde R. Balch, M.D. P.A., Pension Plan for which Clyde R. Balch serves as trustee.

	   As of January 31, 1996, the following individuals or entities were known by the Bond Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Bond Fund:

Name and Address of                             Number of     Percent of
Beneficial Owner                                 Shares        Class

Clyde R. Balch, M.D., P.A.,
  Pension Plan
201 Eighth Street South
Naples, Florida 33940-6141                        43,150        6.97%

John R. Ibach, Jr., M.D., P.A.,
   Profit Sharing Plan
836 Prudential Drive
Jacksonville, FL  32207                           37,894        6.12%

Dr. Richard G. Onkey
   and Affiliated Persons
63 Gulfshore Boulevard
Naples, Florida  33940-5931                       36,976        5.97%

Dr. and Mrs. Kerry Schwartz
   and Affiliated Persons(4)
113 East Webster Avenue
Winter Park, Florida 32789-3224                   35,239        5.69%

-------------------------------
(4) Includes 10,066 shares of the Florida Heart Group, P.A., Money Purchase Pension Plan for which Kerry Schwartz serves as trustee.

	   As of January 31, 1996, the President of Sheffield, the Treasurer, the Sheffield Investment Management Profit Sharing Plan and related family members owned as a group approximately 1.30% and .72%, respectively, of the outstanding shares of the Total Return and Bond Funds.

THE CUSTODIAN

	United Missouri Bank, n.a. is the custodian of the portfolio securities and cash of the Funds and maintains certain records on behalf of the Funds. Subject to the prior approval of the Board of Directors, the custodian may use the services of subcustodians as to one or more of the Funds.

INDEPENDENT ACCOUNTANTS

	Coopers & Lybrand L.L.P., 1155 Peachtree Street, 1100 Campanile Building, Atlanta, Georgia 30309, serve as the independent accountants for each of the Funds.  The financial highlights of The Sheffield Funds, Inc. for
the year ended October 31,   1995    , included in this Statement of Additional
Information have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P. independent accountants, given on the authority of that firm as experts in accounting and auditing.


	   SHEFFIELD TOTAL RETURN FUND
	    Portfolio of Investments
	       October 31, 1995
---------------------------------------------------------
SHORT-TERM INVESTMENTS (4.5%)            PAR        VALUE
----------------------------------------------------------
United Missouri Bank Money Market
(cost - $972,512)                     $972,512     $972,512

-----------------------------------------------------------
COMMON STOCKS (95.9%)                   SHARES
-----------------------------------------------------------
AEROSPACE - 1.0%
Raytheon Co.                             5,000      218,125
						    -------

AUTO/TRUCK PARTS - 2.8%
Eaton Corp.                              4,500      230,625
Genuine Parts Co.                        5,300      210,012
Superior Industries International, Inc.  6,100      172,325
						    -------
						    612,962
						    -------

BANKING - 2.8%
Bank of Boston Corp.                     5,000      222,500
First Tennessee National Corp.           4,200      224,700
NationsBank Corp.                        2,500      164,375
						    -------
						    611,575
						    -------

BEVERAGES - 4.3%
  ALCOHOLIC - 1.4%
  Anheuser Busch Cos., Inc.              4,700      310,200
						    -------

  SOFT DRINK - 2.9%
  Coca-Cola Co.                          2,800      201,250
  Pepsico, Inc.                          8,000      421,000
						    -------
						    622,250
						    -------

CHEMICALS - 7.2%
  BASIC - 5.3%
  Eastman Chemical Co.                   6,000      357,000
  Lilly Industries, Inc. CL A           15,000      191,250
  Monsanto Co.                           3,600      377,100
  Sherwin Williams Co.                   5,500      206,937
						  ---------
						  1,132,287
						  ---------


  SPECIALTY - 1.9%
  Avery Dennison Corp.                   7,000     313,250
  Englehard Corp.                        4,500     111,937
						   -------
						   425,187
						   -------

COMPUTER HARDWARE - 4.5%
Bay Network, Inc. *                      4,000     265,000
Compaq Computer Corp.*                   2,000     111,250
EMC Corp. *                             11,000     170,500
Hewlett Packard Co.                      3,000     277,875
SCI Systems, Inc. *                      4,400     154,550
						   -------
						   979,175
						   -------

-----------------------------------------------------------------
COMMON STOCKS - CONTINUED                      SHARES      VALUE
-----------------------------------------------------------------
COMPUTER SOFTWARE - 1.7%
Computer Associates International, Inc.         3,900    $214,500
General Motors Class E                          3,000     141,375
							  -------
							  355,875
							  -------
COSMETICS - 1.2%
Avon Products, Inc.                             3,700     263,163
							  -------

DIVERSIFIED - 5.6%
Allied Signal, Inc.                             8,900     378,250
PPG Industries, Inc.                            6,900     293,250
Tenneco, Inc.                                   6,200     272,025
TRW, Inc.                                       3,900     256,425
							---------
							1,199,950
							---------

ELECTRICAL EQUIPMENT - 2.9%
Honeywell, Inc.                                 5,100     214,200
Johnson Controls Industries, Inc.               7,000     407,750
							  -------
							  621,950
							  -------

ELECTRONICS - 5.1%
Avnet Inc.                                      6,000     302,250
Eastman Kodak Co.                               6,000     375,750
Motorola, Inc.                                  2,100     138,075
Pacific Scientific Co.                          6,500     137,313
Sensormatic Electronics Corp.                   6,200     132,525
							---------
							1,085,913
							---------

ELECTRONICS-SEMICONDUCTOR - 1.7%
Intel Corp.                                     2,150     150,231
Texas Instruments, Inc.                         3,100     212,350
							  -------
							  362,581
							  -------

ENTERTAINMENT/LEISURE - 1.9%
American Greetings Corp. Class A                6,600     207,900
Brunswick Corp.                                10,000     195,000
							  -------
							  402,900
							  -------

FOOD - 2.7%
Hershey Foods Corp.                             6,300     376,425
Hormel Foods Corp.                              8,900     204,700
							  -------
							  581,125
							  -------

FOODS WHOLESALE - .7%
SuperValu Stores                                5,440     167,280
							  -------

FOREIGN - 1.4%
Latin America Equity Fund, Inc.                11,033     143,429
Malaysia Fund, Inc.                             4,400      78,100
United Kingdom Fund, Inc.                       6,800      83,300
							  -------
							  304,829
							  -------

------------------------------------------------------------------
COMMON STOCKS - CONTINUED                       SHARES     VALUE
------------------------------------------------------------------
HOMEBUILDING - .9%
Fleetwood Enterprises, Inc.                    10,000     $205,000
							  --------

HOUSEHOLD FURNISHINGS - 1.0%
Whirlpool Corp.                                 4,000      212,000
							   -------

HOUSEHOLD PRODUCTS - 1.8%
Colgate Palmolive Co.                           3,700      256,225
Rubbermaid, Inc.                                5,000      130,625
							   -------
							   386,850
							   -------

INSURANCE - 4.3%
Allstate Corporation                            5,098      187,352
Beneficial Corp.                                4,000      196,000
Hartford Steam Boiler                           5,700      265,762
Reliastar Financial Corp.                       6,600      275,550
							   -------
							   924,664
							   -------

MANUFACTURING - 1.5%
Caterpillar, Inc.                               3,000      170,250
Donaldson Co., Inc.                             6,500      158,438
							   -------
							   328,688
							   -------

MEDICAL - 6.7%
  HEALTHCARE - 5.0%
  Merck & Co., Inc.                             5,000      287,500
  Pfizer, Inc.                                  6,400      367,200
  Schering Plough Corp.                         8,000      429,000
							 ---------
							 1,083,700
							 ---------

  PHARMACEUTICAL - 1.7%
  Mylan Laboratories                           18,900      361,463
							   -------

MEDICAL SUPPLIES - 2.7%
Abbott Laboratories                             5,000      198,750
Bausch & Lomb, Inc.,                            6,000      207,750
U.S. Surgical Corp.                             7,000      171,500
							   -------
							   578,000
							   -------

OFFICE EQUIPMENT - 4.7%
Diebold, Inc.                                   5,300      280,900
Moore Corp., Ltd.                              13,200      252,450
Pitney Bowes, Inc.                              4,700      205,038
Xerox Corp.                                     2,100      272,212
							 ---------
							 1,010,600
							 ---------

OIL & GAS - 2.5%
Amoco Corp.                                     2,000      127,750
Occidental Petroleum Corp.                     10,000      215,000
USX-Marathon Group Inc.                        11,000      195,250
							   -------
							   538,000
							   -------

-------------------------------------------------------------------
COMMON STOCKS - CONTINUED                       SHARES      VALUE
-------------------------------------------------------------------
OTHER - 2.2%
S&P Depositary Receipt                           8,000     $466,500
							   --------

FOREST PRODUCTS - .9%
Mead Corp.                                       3,200      184,400
							    -------

PUBLISHING AND PRINTING - .9%
Banta Corp.                                      4,500      194,625
							    -------

REAL ESTATE - 1.9%
New Plan Realty Trust                            9,186      202,100
Washington Real Estate Investment Trust         14,399      214,178
							    -------
							    416,278
							    -------

RETAIL - 6.4%
  DEPARTMENT STORE - 2.7%
  Dollar General Corp.                           7,700      188,650
  May Department Stores Co.                      5,500      215,875
  Sears Roebuck & Co.                            5,500      187,000
							    -------
							    591,525
							    -------

  DRUG - .8%
  Revco Drugs, Inc.*                             6,830      162,213
							    -------

  RETAIL-OTHER - .7%
  Kroger Co. *                                   4,600      153,525
							    -------

  SPECIALTY - 2.2%
  Kellwood Co.                                  13,100      245,625
  R.G. Barry Corp.*                              5,733      108,933
  Tandy Corp.                                    2,300      113,563
							    -------
							    468,121
							    -------

SAVINGS AND LOANS - .8%
John Hancock Bank & Thrift Opportunity Fund      8,000      182,000
							    -------

TELEPHONE - 5.2%
AT&T Corp.                                       5,900      377,600
Alltel Corp.                                    11,200      343,000
Ameritech Corp.                                  6,300      340,200
Newbridge Networks Corp.*                        2,100       64,050
							  ---------
							  1,124,850
							  ---------

TOBACCO - 1.6%
Philip Morris Cos.                               4,000      337,000
							    -------

-------------------------------------------------------------------
COMMON STOCKS - CONTINUED                        SHARES      VALUE
-------------------------------------------------------------------
TRANSPORTATION - 2.4%
  RAILROADS - 2.4%
  Conrail, Inc.                                  4,000     $275,000
  Illinois Central Corp Ser-A                    6,300      240,975
							    -------
							    515,975
							    -------

-------------------------------------------------------------------
Total Common Stocks
(cost - $17,391,612)                                    $20,683,304
-------------------------------------------------------------------


-------------------------------------------------------------------
CONVERTIBLE BONDS (1.3%)                       PAR           VALUE
-------------------------------------------------------------------
COMMERCIAL SERVICES - .7%
Olsten Corp 4.875% Conv.
Deb. 5/15/03                                 $135,000       155,925
							    -------

HOSPITAL MANAGEMENT - .6%
Beverly Enterprises 7.625% Conv.
Deb. 3/15/03                                  126,000       121,905
							    -------
-------------------------------------------------------------------
Total Convertible Bonds
(cost - $262,802)                                          $277,830
-------------------------------------------------------------------


-------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
(cost - $18,626,926)                                    $21,933,646
-------------------------------------------------------------------


-------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (-1.7%)                   ($368,514)
-------------------------------------------------------------------


-------------------------------------------------------------------
NET ASSETS (100%)                                       $21,565,132
-------------------------------------------------------------------


-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                    $12.86
-------------------------------------------------------------------

*Non-income producing

	  SHEFFIELD INTERMEDIATE TERM BOND FUND
	      Portfolio of Investments
		  October 31, 1995
------------------------------------------------------------------
SHORT-TERM INVESTMENTS (.1%)                   PAR          VALUE
------------------------------------------------------------------
United Missouri Bank Money Market
(cost - $10,014)                            $10,014        $10,014
------------------------------------------------------------------


------------------------------------------------------------------
COMMON STOCKS (8.1%)                         SHARES
------------------------------------------------------------------
BANKING - .9%
JP Morgan & Co.                                 900        $69,413
							   -------

CHEMICALS - 2.3%
  BASIC - 1.5%
  Dupont (E.I.) Denemours & Co.                 965         60,192
  Minnesota Mining & Mfg, Co.                 1,000         56,875
							   -------
							   117,067
							   -------

  SPECIALTY - .8%
  Witco Corp.                                 2,300         64,975
							    ------

CONGLOMERATES - 1.6%
Tenneco, Inc.                                 1,265         55,502
United Technologies Corp.                       750         66,562
							   -------
							   122,064
							   -------

OIL & GAS - 2.4%
Chevron Corp.                                 1,165         54,464
Exxon Corp.                                     845         64,537
Texaco, Inc.                                    980         66,762
							   -------
							   185,763
							   -------

TOBACCO - .9%
Philip Morris Cos.                              825         69,506
------------------------------------------------------------------
Total Common Stocks
(cost - $556,012)                                         $628,788
------------------------------------------------------------------


------------------------------------------------------------------
PREFERRED STOCKS (.7%)
------------------------------------------------------------------
COMPUTER SOFTWARE - .7%
General Motors Corp. - E 3.25%
  Conv. Pfd. Series C                            800        53,600
------------------------------------------------------------------
Total Preferred Stocks
(cost - $47,214)                                           $53,600
------------------------------------------------------------------


------------------------------------------------------------------
CORPORATE BONDS AND NOTES (86.4%)              PAR         VALUE
------------------------------------------------------------------
BANKING - 9.7%
Bankamerica Corp. 9.2% Sub.
  Notes 5/15/03                           $200,000        $229,792
Chase Manhattan Bank, Inc. 8% Sub.
  Notes 6/15/99                            300,000         316,893
SunTrust Banks, Inc. 8.875% Notes
  2/1/98                                   200,000         211,428
							   -------
							   758,113
							   -------

BUILDING MATERIALS - 1.5%
Masco Corp. 9% Deb. 10/1/01                100,000         112,164
							   -------

CHEMICALS - 1.8%
Eastman Chemical 6.375% Notes 1/15/04      140,000         138,208
							   -------

COMMERCIAL SERVICES - 2.6%
Hertz Corp. 7% Sr. Notes 4/15/01           200,000         204,890
							   -------

COMPUTER SYSTEMS - 1.3%
International Business Machines
  Corp. 6.375% Notes 6/15/00               100,000         100,737
							   -------

ELECTRICAL EQUIPMENT - 3.7%
Eastman Kodak Co. 9.375%  Deb. 3/15/03     100,000         117,324
Westinghouse Electric Corp. 8.875%
  Deb. 6/1/01                              160,000         165,189
							   -------
							   282,513
							   -------

FINANCIAL SERVICES - 4.6%
Bear Stearns Co. 6.7% Sr. Notes 8/1/03     200,000         199,674
Salomon, Inc. 9.375% Sr. Notes 4/15/98     150,000         158,609
							   -------
							   358,283
							   -------

FOOD - 3.4%
General Foods Corp. 6% Deb. 6/15/01        270,000         262,159
							   -------

GOVERNMENT SECURITIES - 5.9%
Alberta Province Canada 9.2% Notes
  11/1/97                                  150,000         159,423
Province of Ontario 7.625% Notes
  6/22/04                                  280,000         299,429
							   -------
							   458,852
							   -------

HEALTHCARE - 3.4%
Rhone-Poulenc 7.75% Notes 1/15/02          250,000         263,620
							   -------

------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED        PAR            VALUE
------------------------------------------------------------------
INSURANCE - 6.0%
Aetna Life & Casualty 7.25% Deb.
  8/15/23                                 $250,000        $235,053
Progressive Corp. 10% Deb. 12/15/00        200,000         230,792
							   -------
							   465,845
							   -------

HOUSEHOLD PRODUCTS - 2.9%
Black & Decker 6.625% Notes 11/15/00       220,000         220,715
							   -------

OFFICE EQUIPMENT - 3.7%
Xerox Credit Corp. 9.75% Deb. 3/15/00      250,000         283,067
							   -------

OTHER - 3.6%
Swedish Export Credit 9.875% Deb.
  3/15/38                                  250,000         276,408
							   -------

PERSONAL AND BUSINESS CREDIT - 8.4%
Ford Capital BV 9.375% Deb. 5/15/01        200,000         227,382
General Motors Acceptance Corp.
  8.4% Notes 10/15/99                      200,000         211,688
Transamerica Financial Corp. 7.5%
  Sr. Notes 3/15/04                        200,000         210,996
							   -------
							   650,066
							   -------

RETAIL - 13.9%
  DEPARTMENT STORE - 8.9%
  J.C. Penney & Co. 10% Notes
    10/15/97                               150,000         160,965
  Kmart, Inc. 9.8% Med.-Term
    Notes 6/15/98                          250,000         261,650
  Sears Roebuck & Co. 9.25%
    Notes 4/15/98                          150,000         160,801
  Wal-mart Stores, Inc. 9.1%
    Notes 7/15/00                          100,000         111,775
							   -------
							   695,191
							   -------

  SPECIALTY - 5.0%
  Fruit of the Loom, Inc. 7.875%
    Sr. Notes 10/15/99                     210,000         220,840
  The Limited, Inc. 8.875% Notes
    8/15/99                                150,000         162,044
							   -------
							   382,884
							   -------

SAVINGS AND LOANS - 2.2%
H.F. Ahmanson & Co. 9.875% Sub.
  Notes 11/15/99                           150,000         167,952
							   -------

-------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED      PAR             VALUE
-------------------------------------------------------------------
TRANSPORTATION - 4.2%
  RAILROADS - 4.2%
  Atchison Topeka & Santa Fe
    Railroad Co. Equipment
    8.875% Trust Certificate Series
    W 6/1/99                               $300,000        $322,626
							   --------

UTILITIES - 3.6%
Commonwealth Edison Co. Mortgage
  9.375% Bonds 2/15/00                      250,000         275,215
							    -------
--------------------------------------------------------------------
Total Corporate Bonds and Notes
(cost - $6,322,730)                                       $6,679,508
--------------------------------------------------------------------


--------------------------------------------------------------------
CONVERTIBLE BONDS (2.7%)
--------------------------------------------------------------------
EMC Corp. 4.250% Conv. Sub Note
  1/1/01                                     75,000           74,906
Olsten Corp. 4.875% Conv. Sub Deb.
  5/15/03                                   115,000          132,825
							     -------
							     207,731
							     -------
--------------------------------------------------------------------
Total Convertible Bonds
(cost - $194,371)                                           $207,731
--------------------------------------------------------------------


--------------------------------------------------------------------
TOTAL INVESTMENTS (98.0%)
(cost - $7,130,341)                                       $7,579,641
--------------------------------------------------------------------


--------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (2.0%)                       $154,278
--------------------------------------------------------------------


--------------------------------------------------------------------
NET ASSETS (100%)                                         $7,733,919
--------------------------------------------------------------------


---------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $9.59
---------------------------------------------------------------------

See accompanying notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors
of the Sheffield Funds, Inc.
----------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of The Sheffield Funds, Inc. (consisting of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund), including the portfolios of investments, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Sheffield Funds, Inc. as of October 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
December 19, 1995

FINANCIAL STATEMENTS
-----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
-----------------------------------------------------------------------

					   SHEFFIELD          SHEFFIELD
					     TOTAL           INTERMEDIATE
					    RETURN            TERM BOND
					     FUND                 FUND
					 -----------         -----------
ASSETS:

Investments at value (cost of
  $18,626,926 and $7,130,341,
  respectively)                          $21,933,646           $7,579,641

Receivables:
  Interest                                     5,600              147,995
  Dividends                                   14,533                  650
Investment securities sold                   342,422              100,541
Prepaid insurance                              1,618                1,618
					  ----------            ---------
  Total assets                            22,297,819            7,830,445


LIABILITIES:

Investment securities purchased              700,009               76,643
Accrued expenses                              32,678               19,883
					     -------               ------
  Total liabilities                          732,687               96,526
					     -------               ------

NET ASSETS CONSISTING OF:

Undistributed net investment income          117,607               29,456
Accumulated net realized gain                829,079               85,839
Unrealized appreciation on
  investments                              3,306,720              449,300
Paid-in capital applicable to
  1,676,698 and 806,620 shares
  outstanding, respectively, of $.001
  par value capital stock; 5,000,000
  shares authorized in each fund          17,311,726            7,169,324
					  ----------            ---------

      Net Assets                         $21,565,132           $7,733,919
					  ==========            =========

NET ASSET VALUE PER SHARE                     $12.86                $9.59
					       =====                 ====

See accompanying notes to financial statements.

-------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------
				       SHEFFIELD              SHEFFIELD
					 TOTAL                INTERMEDIATE
					RETURN                TERM BOND
					 FUND                    FUND
				       ---------              ------------
INVESTMENT INCOME:

  Interest                              $ 43,138                 $683,319
  Dividends                              417,815                   51,003
					 -------                  -------
      Total income                       460,953                  734,322
					 -------                  -------

EXPENSES:

  Investment advisory fee                184,252                   99,403
  Voluntary waiver of investment
     advisory fee                           -                     (24,850)
  Administration fee                      48,000                   48,000
  Transfer agency fees                    10,000                   10,000
  Distribution expenses                    6,835                    6,835
  Custodian fees                          13,122                    6,421
  Registration and filing fees             5,099                    4,117
  Professional fees                        8,150                    8,150
  Directors' fees                          4,800                    4,800
  Printing and postage                     6,188                    5,737
  Insurance expense                        4,992                    4,992
  Amortization of organization
     expenses                              3,105                    3,105
  Other                                      250                      415
					--------                 --------
	 Total expenses                  294,793                  177,125
					--------                 --------
	 Net investment income           166,160                  557,197
					--------                 --------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments          700,444                 103,113
Net realized gain (loss) on futures        34,896                 (17,333)
Realized gain distributions from
   investment companies                    93,822                   ----
Change in unrealized
  appreciation on investments           1,681,089                 641,710
					---------                 -------

      Net gain on investments           2,510,251                 727,490
					---------                 -------

Net increase in net assets from
   operations                          $2,676,411              $1,284,687
					=========               =========

-------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
-------------------------------------------------------------------------
						 SHEFFIELD TOTAL
						   RETURN FUND
					   Year ended        Year ended
					    10/31/95          10/31/94
					   ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                    $  166,160        $  197,916
  Net realized gain on investments            829,162           507,809
  Change in unrealized appreciation
    on investments                          1,681,089        (1,463,173)
					    ---------         ---------
  Increase (decrease) in net assets
    from operations                         2,676,411          (757,448)
					    ---------         ---------
Dividends to shareholders from:
  Net investment income                      (178,351)         (240,611)
  Capital gains                              (507,787)       (1,656,947)
					    ---------         ---------

Total distributions to shareholders          (686,138)       (1,897,558)
					    ----------       -----------

Capital transactions:
  Proceeds from shares issued
    through exchange                        2,992,306           456,443
  Proceeds from reinvestment of
    dividends                                 686,138         1,897,558
  Proceeds from other shares sold             618,904         1,418,666
  Cost of shares reacquired through
    exchange                               (1,199,058)       (3,992,939)
  Cost of other shares reacquired          (1,708,560)       (6,443,674)
					    ---------         ---------
  Increase (decrease) in net assets
    from capital share transactions         1,389,730        (6,663,946)
					    ---------         ---------

  TOTAL INCREASE (DECREASE)                 3,380,003        (9,318,952)

NET ASSETS:
Beginning of year                          18,185,129        27,504,081
					   ----------        ----------
End of year                               $21,565,132       $18,185,129
					   ==========        ==========

Capital transactions in number of shares:
  Shares issued through exchange              235,685            38,399
  Shares issued in connection with
    reinvestment of dividends                  64,791           160,946
  Other shares sold                            53,872           118,829
  Shares reacquired through exchange         (108,650)         (353,782)
  Other shares reacquired                    (145,823)         (551,182)
					      -------          --------
  Net decrease in shares outstanding           99,875          (586,790)
					      =======          =========
See accompanying notes to financial statements.

------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
------------------------------------------------------------------------
					  SHEFFIELD INTERMEDIATE
					     TERM BOND FUND

					  Year ended        Year ended
					   10/31/95          10/31/94
					  ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                   $  557,197        $  393,088
  Net realized gain on investments            85,780            32,534
  Change in unrealized appreciation
    on investments                           641,710          (599,036)
					     -------           -------
  Increase (decrease) in net assets
    from operations                        1,284,687          (173,414)
					   ---------          --------
Dividends to shareholders from:
  Net investment income                     (574,726)         (374,256)
  Capital gains                              (32,510)         (295,493)
					    --------           -------

Total distributions to shareholders         (607,236)         (669,749)
					     -------           -------
Capital transactions:
  Proceeds from shares issued
    through exchange                       1,199,058         3,992,939
  Proceeds from reinvestment of
    dividends                                607,236           669,749
  Proceeds from other shares sold            687,049           877,793
  Cost of shares reacquired through
    exchange                              (2,992,306)         (456,443)
  Cost of other shares reacquired         (1,728,501)       (2,655,151)
					   ---------         ---------
  Increase (decrease) in net assets
    from capital share transactions       (2,227,464)        2,428,887
					   ---------         ---------

    TOTAL INCREASE (DECREASE)             (1,550,013)        1,585,724

NET ASSETS:
Beginning of year                          9,283,932         7,698,208
					   ---------         ---------
End of year                               $7,733,919        $9,283,932
					   =========         =========

Capital transactions in number of shares:
  Shares issued through exchange             133,877           429,482
  Shares issued in connection with
    reinvestment of dividends                 65,650            70,985
  Other shares sold                           75,598            93,683
  Shares reacquired through exchange        (309,849)          (48,054)
  Other shares reacquired                   (183,156)         (280,559)
					    ---------         ---------
  Net decrease in shares outstanding        (217,880)          265,537
					    =========         ========

-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------
For a share outstanding throughout the year*

					      SHEFFIELD TOTAL RETURN FUND
						Year ended October 31,
					 ---------------------------------------------------------------
					   1995          1994        1993          1992         1991
					 ---------------------------------------------------------------
Net asset value, beginning of period       $11.53        $12.71      $12.30        $11.82       $ 8.48
					   ------        ------      ------        ------       ------
Income from investment operations:
  Net investment income                     .11           .10          .12         .09           .09
  Net gains (losses) on securities
   (both realized and unrealized)          1.68          (.38)        1.75         .47          3.37
					   ----          -----        ----         ----         -----
  Total from investment operations         1.79          (.28)        1.87         .56          3.46
					   ----          -----        ----         ----         -----

Less Distributions:
  Dividends (from net investment income)   (.12)         (.11)        (.12)        (.08)        (.12)
  Distributions (from capital gains)       (.34)         (.79)        (1.34)       .---         .---
					   -----         -----        -----        -----        -----
Total distributions                        (.46)         (.90)        (1.46)       (.08)        (.12)
					   -----         -----        -----        -----        ------

Net Asset Value, end of period             $12.86        $11.53       $12.71       $12.30       $11.82
					   ======        ======       ======       ======       ======

Total return                                16.33%       -2.31%       16.59%       4.79%        41.26%
Ratios/supplemental data
  Net assets, end of period                 $21,565,132  $18,185,129  $27,504,081  $19,379,670  $16,231,542
  Ratio of expenses to average net assets   1.60%        1.50%        1.47%        1.66%        1.86%
  Ratio of net investment income to average
    net assets                              .90%         .83%         1.0%         .82%         .90%
  Portfolio turnover rate                    55.16%      51.25%       100.28%      119.87%      65.48%

See accompanying notes to financial statements.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
For a share outstanding throughout the year*

				    SHEFFIELD INTERMEDIATE TERM BOND FUND
					   Year ended October 31,
					     -------------------------------------------------------------------
					     1995          1994          1993          1992          1991
					     ------------------------------------------------------------------
Net asset value, beginning of period          $ 9.06        $10.14        $ 9.98        $ 9.81       $ 9.23
					       -----         -----         -----          -----         ----
Income from investment operations:
  Net investment income                          .53           .48           .52           .58          .59
  Net gains (losses) on securities
     (both realized and unrealized)              .60          (.71)          .32           .17          .70
						----          -----        -----          -----        -----
  Total from investment operations              1.13          (.23)          .84           .75         1.29
						----          -----         -----         -----        -----

Less Distributions:
  Dividends (from net investment income)        (.57)         (.45)         (.58)         (.58)        (.71)
  Distributions (from capital gains)            (.03)         (.40)         (.10)          ---           --
						----          ----          ----           ----         ----
Total distributions                             (.60)         (.85)         (.68)         (.58)        (.71)
						-----         ----          ----           ----         ----

Net Asset Value, end of period                $ 9.59        $ 9.06        $10.14        $ 9.98       $ 9.81
						====          ====         =====          =====        ====

Total return                                   12.89%        -2.42%         8.73%         7.78%       14.47%
Ratios/supplemental data
  Net assets, end of period                   $7,733,919     $9,283,932    $7,698,208    $11,973,286  $9,873,704
  Ratio of expenses to average net assets       1.78%+        2.08%+        2.04%+        1.91%        2.30%
  Ratio of net investment income to average
    net assets                                  5.61%         5.01%         5.19%         5.87%        6.20%
  Portfolio turnover rate                      34.99%        30.38%        21.70%        59.54%       48.57%

+ Without the waiver of advisory or administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.03%, 2.34%, and 2.17% for the years 1995, 1994, and 1993, respectively.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the Total Return Fund) and the Sheffield Intermediate Term Bond Fund (the Bond Fund), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. Security Valuation - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. Security Transactions and Related Investment Income Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. Futures Contracts - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent on the daily fluctuations in the value of the unrealized gains and losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

D. Federal Income Taxes - No provision for federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At October 31, 1995, the aggregate cost of securities for federal income tax and financial reporting purposes for the Total Return Fund was $18,626,926 and net unrealized appreciation aggregated $3,306,720 of which $3,735,140 related to appreciated securities and $428,420 related to depreciated securities. The aggregate tax cost of securities for the Bond Fund was $7,130,341 and net unrealized appreciation aggregated $449,300, of which $480,562 related to appreciated securities and $31,262 related to depreciated securities.

E. Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly. The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the one year period ended October 31, 1995, amounted to $24,850.

SFI has entered into an Administration Agreement with SIMI pursuant to which SIMI provides various administrative services required by the funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund.

In accordance with a Transfer Agency Agreement between SFI and SIMI, various services are provided to the stockholders of the funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, and service cost with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

NOTE 3. SECURITIES TRANSACTIONS. For the year ended October 31, 1995, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the funds were as follows:


	TOTAL RETURN                      INTERMEDIATE TERM
	    FUND                               BOND FUND
----------------------------------------------------------------
 Purchases         Sales                Purchases       Sales
$10,734,926     $10,076,860            $3,298,669     $5,087,090


The Total Return Fund had transactions in call options as follows:


				Number of
				Contracts          Premiums
Options outstanding at
  October 31, 1994                   0            $       0
Options written                    772              171,390
Options purchased                   20                8,632
Options expired                   (128)             (14,330)
Options closed                    (547)            (132,739)
Options exercised                 (117)             (32,953)
				  -----             -------
Options outstanding at
  October 31, 1995                   0             $      0

NOTE 4. RELATED PARTY STOCKHOLDERS. At October 31, 1995, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 5,287 shares of the Bond Fund and 14,233 shares of the Total Return Fund. The president of SIMI and related family members owned 15,174 shares of the Bond Fund and 14,342 shares of the Total Return Fund.

					APPENDIX A

			Ratings of Corporate Debt Obligations

	The characteristics of debt obligations rated by Moody's are generally as follows:

	Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as
"gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds which are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

	The characteristics of debt obligations rated by Standard & Poor's are generally as follows:

	AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

	AA - Bonds rated AA also qualify as high quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

	A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation among obligations rated lower than BBB.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

				  Ratings of Commercial Paper

	The Funds' purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's.

	Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. Relative strength or weakness of the above factors determines whether an insurer's commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

	A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investor.

				PART C
			    OTHER INFORMATION

Item 24  Financial Statements and Exhibits
  (a)  Financial Statements:
       Sheffield Total Return Fund and
       Sheffield Intermediate Term Bond Fund
       of The Sheffield Funds, Inc.:
       Statement of Assets and Liabilities
       Statements of Operations
       Statements of Changes in Net Assets
       Financial Highlights

  (b)  Exhibits:
       1. (a) Articles of Incorporation (1)
	  (b) Articles Supplementary to Registrant's Articles of
	      Incorporation (3)
       2. Bylaws of Registrant (1)
       3. None
       4. Form of Specimen Stock Certificate issued by Registrant (1)
       5. Investment Advisory Agreement between Registrant
	  and Sheffield Investment Management, Inc., dated February 6,
	  1990. (2)
       6. Amended and Restated Distribution Agreement between Registrant and Alpha-Line Investments, Inc., dated February 27, 1992. (4)
       7. None
       8. Custodian Agreement between Registrant and United Missouri
	  Bank, n.a., dated January 18, 1990. (2)
       9. (a)     Administration Agreement between Registrant and
	  Sheffield Investment Management, Inc., dated February 6, 1990. (2)
	  (b)   Transfer Agency Agreement between Registrant and
	  Sheffield Investment Management, Inc. dated   February 6, 1990. (2)
      10. Opinion as to legality of the shares. (2)
      11. Consent of Independent Accountants
      12. None
      13. Agreements concerning initial capital of Registrant. (2)
      14. None
      15.       (a)     Rule 12b-1 Plan of Distribution of the Sheffield
	  Total Return Fund of Registrant, as amended (5)
	  (b)   Rule 12b-1 Plan of Distribution of the Sheffield
	  Intermediate Term Bond Fund of Registrant, as amended (5)
	  (c)   (Form of) Rule 12b-1 Dealer Agreement (1)
	  (d)   (Form of) Rule 12b-1 Finder's Fee Agreement (1)
	  (e)   (Form of) Rule 12b-1 Finder's Fee Agreement II (3)
	  (f)   (Form of) Investor Servicing Agreement (4)
      16.       Schedule for computation of performance quotation. (4)
      17. Financial Data Schedule pursuant to the requirements of Rule
	  483 under the Securities Act of 1933.
     18.  None

     19.  Power of attorney appointing Roger A. Sheffield, C.F.A.
______________________________

(1) Previously filed on December 18, 1989 in the initial filing of the Registrant's Form N-1A Registration Statement.

(2) Previously filed on February 14, 1990 in Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

(3)     Previously filed on September 28, 1990 in Post-Effective
Amendment No. 1 to Registrant's Form N-1A Registration Statement.

(4) Previously filed on February 27, 1992 in Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement.

(5) Previously filed on December 31, 1992 in Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement.

(6) Previously filed on March 1, 1994 in Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

	The Registrant's investment adviser is Sheffield Investment Management, Inc., a Georgia corporation fully owned and controlled by Roger A. Sheffield, C.F.A. Alpha-Line Investments, Inc., a Georgia corporation, the Registrant's distributor and principal underwriter, is also controlled by Mr. Sheffield.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

	As of January 31,    1996    , the number of record holders of each class of
securities of the Funds of Sheffield were as follows:

							 NUMBER OF
NAME OF FUND              TITLE OF CLASS              RECORD HOLDERS
-----------------         --------------              --------------
Total Return Fund           Common Stock                    148
Bond Fund                   Common Stock                     90

ITEM 27.  INDEMNIFICATION

	Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of Registrant's Charter filed as Exhibit 1, Article VII of Registrant's By-Laws filed as Exhibit 2, and the Distribution Agreement filed as Exhibit 6 provide for indemnification.

	The Registrant's Articles of Incorporation (Article VI) provide that Sheffield shall indemnify (a) its directors to the fullest extent permitted by law now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law, provided, however, that such indemnification shall not be construed to protect any director or officer against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

	The Registrant's By-laws (Article VII, Section 1) provide that Sheffield shall indemnify any director and/or officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of Sheffield, or is or was serving at the request of Sheffield as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

	With respect to indemnification of officers and directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Sheffield) by reason of service in that capacity, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Sheffield or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the requisite standards of conduct. Under Section 2-418, Sheffield may also indemnify officers, employees and agents of Sheffield who are not Directors to the same extent that it shall indemnify directors and officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by
Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

	Reference is also made to Section 11 of the Distribution Agreement filed as Exhibit 6 to this Registration Statement.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

	None

ITEM 29.  PRINCIPAL UNDERWRITERS

	Roger A. Sheffield, C.F.A., the Chairman of the Board and President of the Registrant is the President and sole stockholder of Alpha-Line Investments, Inc., Registrant's principal Underwriter and Distributor. Alpha-Line Investments, Inc. does not currently serve as principal underwriter or distributor for any other investment company.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

	Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the 1940 Act at its principal executive offices at 900 Circle 75 Parkway, Suite 750, Atlanta,
Georgia 30339. The physical possession of the Funds' securities may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, United Missouri Bank, n.a., at 928 Grand, Kansas City, Missouri 64141.

ITEM 31.  MANAGEMENT SERVICES

	None

ITEM 32.  UNDERTAKINGS

	Insofar as indemnification for liabilities arising out of the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the provisions described in
Item 27 of Part III of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred) is paid by a trustee, director, officer or controlling person of the Registrant and their successful defense of any action, suit or proceeding is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the full adjudication of such issue.

	The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

				       SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta in the State
of Georgia on the    29th day of February, 1996.

						THE SHEFFIELD FUNDS, INC.

						  By: /s/ Roger A. Sheffield
						Roger A. Sheffield, C.F.A.,
						President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

/s/ Roger A. Sheffield                                     February 29, 1996
Roger A. Sheffield, C.F.A.          President (Principal
				    Executive Officer),
				    Chairman of the Board

/s/ Caroline L. Scott                                      February 29, 1996
Caroline L. Scott, C.F.A., C.P.A.   Treasurer (Principal
				    Financial and Accounting
				    Officer)

Victor L. Andrews*
Victor L. Andrews                   Director


J. Coleman Budd*
J. Coleman Budd                     Director


John B. Rofrano*
John B. Rofrano                     Director


*By:/s/ Roger A. Sheffield                                 February 29, 1996
Roger A. Sheffield, C.F.A.
Attorney-in-Fact

				Exhibit Index


Exhibit

11 Consent of Independent Accountants
17 Financial Data Schedule